                                                            Annual Report

                                                            as of April 30, 2000

                                              Evergreen
                                   Long Term Bond Funds


                         [LOGO OF EVERGREEN FUNDS(SM)]

                               Table of Contents

Letter to Shareholders ....................................................    1

Evergreen Diversified Bond Fund

  Fund at a Glance ........................................................    2
  Portfolio Manager Interview .............................................    3

Evergreen High Yield Bond Fund

  Fund at a Glance ........................................................    5
  Portfolio Manager Interview .............................................    6

Evergreen Strategic Income Fund

  Fund at a Glance ........................................................    8
  Portfolio Manager Interview .............................................    9

Evergreen U.S. Government Fund

  Fund at a Glance ........................................................   12
  Portfolio Manager Interview .............................................   13

Financial Highlights

  Evergreen Diversified Bond Fund .........................................   16
  Evergreen High Yield Bond Fund ..........................................   18
  Evergreen Strategic Income Fund .........................................   20
  Evergreen U.S. Government Fund ..........................................   22

Schedules of Investments

  Evergreen Diversified Bond Fund .........................................   24
  Evergreen High Yield Bond Fund ..........................................   28
  Evergreen Strategic Income Fund .........................................   32
  Evergreen U.S. Government Fund ..........................................   36
Statements of Assets and Liabilities ......................................   38
Statements of Operations ..................................................   39
Statements of Changes in Net Assets .......................................   40

Combined Notes to Financial
Statements ................................................................   42
Independent Auditors' Report ..............................................   52

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with over $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                  -------------------------------------------------------------
Mutual Funds:      NOT FDIC INSURED      MAY LOSE VALUE    NOT BANK GUARANTEED
                  -------------------------------------------------------------

                           Evergreen Distributor,Inc.
  Evergreen Funds(SM) is a service mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                    June 2000

     [PHOTO]

  William M. Ennis
 President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Long Term Bond Funds annual report, which covers the twelve-month period ended April 30, 2000.

U.S. Bond Markets Experience Volatility

The bond market environment has suffered a great deal of volatility and unpredictability for the past twelve-month period. The Federal Reserve Board increased interest rates five times during the period as a response to a potential inflationary environment. In addition, the Treasury's announcement of a plan to curtail new and existing supplies of long-term government bonds led investors to seek longer-term issues in anticipation of possible shortages. These factors are indicative of an abnormal investment environment where longer-term bonds paid lower rates than short-term bonds, this is also known as an "inverted yield curve." Amidst this volatile environment, we still believe that bonds are relatively attractive over the long term.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that could make it simple for you to choose the most appropriate for your portfolio.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.



Sincerely,


/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company

                                    EVERGREEN
                              Diversified Bond Fund
                     Fund at a Glance as of April 30, 2000

                                   Portfolio
                                  Management
                            ----------------------

                                    [PHOTO]

                                Gary Pzegeo, CFA
                             Tenure: January 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risk due to increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. All data is as of April 30, 2000 and subject to change.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------
Portfolio Inception Date: 9/11/1935   Class A     Class B    Class C    Class Y
Class Inception Date                 1/20/1998   9/11/1935  4/07/1998  2/11/1998
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge              -5.75%      -6.41%      -3.65%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge               -1.06%      -1.80%      -1.80%    -0.81%
--------------------------------------------------------------------------------
5 years                                5.26%       5.19%       5.49%     6.39%
--------------------------------------------------------------------------------
10 years                               7.30%       6.94%       6.92%     8.01%
--------------------------------------------------------------------------------
Maximum Sales Charge                   4.75%       5.00%       2.00%      n/a
                                    Front-End      CDSC        CDSC
--------------------------------------------------------------------------------
30-day SEC yield                       6.69%       6.26%       6.25%     7.29%
--------------------------------------------------------------------------------
12-month distributions
per share                             $1.03       $0.92       $0.92     $1.06
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales  charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]


                 Diversified      Lehman Brothers
                    Bond             Aggregate           Consumer
                  Fund; B           Bond Index        Price Index - US
4/30/90            10,000             10,000             10,000
4/30/91            10,757             11,519             10,489
4/30/92            12,391             12,786             10,822
4/30/93            14,081             14,482             11,171
4/30/94            14,445             14,605             11,435
4/30/95            14,968             15,673             11,784
4/30/96            15,794             17,028             12,126
4/30/97            17,219             18,235             12,428
4/30/98            19,423             20,223             12,607
4/30/99            19,924             21,490             12,894
4/30/00            19,569             21,761             13,314


Comparison of a $10,000 investment in Evergreen Diversified Bond Fund, Class B shares(2), versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index, which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Diversified Bond Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended April 30, 2000, the Evergreen Diversified Bond Fund, Class B shares, had a total return of -1.80%. During the same period, the Lehman Brothers Aggregate Bond Index returned 1.26%. Fund performance is before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                  $367,477,640
Average Credit Quality                                     AA-
Effective Maturity                                  11.6 Years
Average Duration                                     5.9 Years

What was the investment environment like during the twelve month period?

It was a soft environment for corporate bonds, as interest rates rose progressively higher, driven by the U.S. Federal Reserve Board's efforts to slow economic growth. During 1999, real gross domestic product, adjusted for inflation, grew by 4.6%, compared to an average rate of 3.2% during the past 10 years. Concerned about the possibility that economic growth would become too heated and inflation would become a problem, the Federal Reserve (the "Fed") raised short-term rates five times during the 12 months. Longer-term rates rose in anticipation of the Fed's actions. As interest rates rise, bond prices tend to fall. Over the 12 months, the yield on 30-year BBB-rated corporate bonds rose by 0.92%, according to Moody's, while the yield on a 30-year Treasury rose by about 0.30%. When corporate yields rise by more than Treasury yields, the difference--or spread--between the yields widens, and corporate bonds underperform the Treasury securities. This spread-widening occurred during most of the fiscal year, resulting in poor performance of the corporate bonds usually emphasized by the Fund.

Two underlying reasons caused Treasuries to outperform corporates. First, with the federal government's budget surplus, the government began paying down the national debt at the very time that corporations borrowed more to raise money for capital expenditures and stock buy-back programs. The supply/demand relationships of both the government and corporate bond markets changed. Second, some investors feared that the tightening monetary policies of the Federal Reserve could result in a dramatic slowdown of the economy, which could jeopardize the financial health of many corporations.

Treasuries also outperformed mortgage-backed securities, but not as dramatically as they did corporate securities. With higher rates, fewer mortgages were prepaid, which meant there was a smaller supply of new mortgage securities. The government backing of most mortgage-backed securities also supported their prices.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                   (as a percentage of 4/30/2000 net assets)

                                    [GRAPH]

Corporate Bonds -- 41.2%
U.S. Treasury Obligations -- 14.6%
Collateralized Mortgage
Obligations -- 10.7%
Yankee Obligations -- 10.1%
Mortgage-Backed
Securities -- 9.4%
Repurchase Agreement -- 5.7%
Foreign Bonds -- 3.1%
Asset-Backed Securities -- 2.9%
Municipal Obligations -- 0.8%
Other Investments and
Other Assets and
Liabilities, net -- 1.5%

                                    EVERGREEN
                              Diversified Bond Fund
                           Portfolio Manager Interview

What were your principal strategies in managing the portfolio?

We were more defensive in a challenging environment, with a higher quality, more liquid, less interest-rate-sensitive portfolio.

As we upgraded the overall credit quality of the Fund, we also increased the Fund's liquidity, or ability to trade securities easily. This would give us the ability to move quickly as conditions changed. Average credit quality at the end of the fiscal year was AA-. We reduced the Fund's allocation to corporate securities, while raising the allocation to Treasuries, particularly long-term Treasuries. During the year, the Fund's allocation to Treasuries increased from 4% to 15% of net assets, while investment-grade corporate securities fell from 35% to 29% of net assets and below-investment-grade corporate securities declined from 25% to 22% of net assets.

In an environment of rising interest rates, we kept a moderate interest rate sensitivity--or vulnerability to price loss from rising interest rates. At the end of the fiscal year on April 30, 2000, effective maturity was 11.6 years and the Fund's duration was 5.9 years.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                (as a percentage of 4/30/2000 portfolio assets)

                                    [GRAPH]

                              AAA -- 34.8%
                              AA -- 11.2%
                              A -- 15.2%
                              BBB -- 12.8%
                              BB -- 13.3%
                              B -- 12.2%
                              CCC -- 0.5%

What is your outlook for fixed-income investing?

We believe the Federal Reserve will continue to raise short-term rates, at least until it sees signs of a slowing economy. The higher rate environment should continue to hold back the performance of the corporate bond market. At the same time, the U.S. Treasury's debt-reduction program should limit increases of Treasury yields. Together, volatility in the corporate bond market and a reduction in Treasury debt should advance present trends, resulting in outperformance by Treasuries relative to corporates.

The Federal Reserve's tightening monetary policy brings two principal risks. First, higher short-term rates could result in a significant correction in the equity market. Secondly, foreign investors may take money out of the U.S., weakening the dollar against foreign currencies and increasing inflationary pressures. This would pressure the Federal Reserve to raise rates even further to strengthen the value of the dollar and avoid inflation.

With this as an outlook, we intend to maintain our defensive stance, with a high quality, liquid portfolio with moderate duration or interest-rate sensitivity.

                                    EVERGREEN
                              High Yield Bond Fund
                      Fund at a Glance as of April 30, 2000

                                    Portfolio
                                   Management
                                  ------------

                                    [PHOTO]

                             Prescott B.Crocker,CFA
                              Tenure: February 1997

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1Source: 2000 Morningstar, Inc.

2Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risk due to increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of April 30, 2000 and subject to change.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------
Portfolio Inception Date: 9/11/1935  Class A    Class B     Class C    Class Y
Class Inception Date                1/20/1998  9/11/1935   1/22/1998  4/14/1998
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge             -4.33%      -4.95%     -2.20%       n/a
--------------------------------------------------------------------------------
1 year w/o sales charge              0.38%       -0.37%     -0.37%       0.64%
--------------------------------------------------------------------------------
5 years                              5.32%       5.31%      5.58%        6.58%
--------------------------------------------------------------------------------
10 years                             8.11%       7.78%      7.78%        8.87%
--------------------------------------------------------------------------------
Maximum Sales Charge                 4.75%       5.00%      2.00%        n/a
                                     Front-End   CDSC       CDSC
--------------------------------------------------------------------------------
30-day SEC yield                     9.59%       9.32%      9.31%        10.35%
--------------------------------------------------------------------------------
12-month distributions
per share                            $0.36       $0.33      $0.33        $0.37
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

          High Yield   Lehman Brothers        Merrill Lynch       Consumer Price
            Bond B      Aggregate Bond   High Yield Master Index    Index - US
4/30/90    10,000           10,000               10,000               10,000
4/30/91     9,752           11,519               11,436               10,489
4/30/92    12,821           12,786               14,168               10,822
4/30/93    15,070           14,482               16,532               11,171
4/30/94    16,940           14,605               17,797               11,435
4/30/95    16,116           15,673               19,778               11,784
4/30/96    17,085           17,028               22,183               12,126
4/30/97    18,659           18,235               24,751               12,428
4/30/98    21,830           20,223               28,221               12,607
4/30/99    21,216           21,490               29,077               12,894
4/30/00    21,137           21,761               28,337               13,314


Comparison of a $10,000 investment in Evergreen High Yield Bond Fund, Class B shares2, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

The LBABI and MLHYMI are unmanaged market indices, which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                    EVERGREEN
                              High Yield Bond Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended April 30, 2000, the Fund's Class B shares returned -0.37%. For the same period, the Lehman Brothers Aggregate Bond Index and the Merrill Lynch High Yield Master Index, returned 1.26% and -2.81%, respectively. The median return of the high yield funds followed by Lipper, Inc. stood at -2.21% for the same period, in comparison. Lipper, Inc. is an independent monitor of mutual fund performance. Fund performance is before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                             $329,129,119
---------------------------------------------------------
Average Credit Quality                                  B
---------------------------------------------------------
Effective Maturity                              8.7 Years
---------------------------------------------------------
Average Duration                                4.5 Years
---------------------------------------------------------

What was the investment environment like for high yield bonds during the period?

The environment was extremely difficult. Interest rates rose pushing bond prices lower as continued strength in the economy prompted concerns about future inflation and additional interest rate hikes from the Federal Reserve Board. The Federal Reserve Board did, in fact, raise interest rates five times during the period. The greatest problem for the high yield bond market, however, was the persistent outflow of funds from individual investors. Over the past year, these outflows totaled approximately $8.5 billion, or slightly more than 1% of the high yield bond universe. In contrast, however, new bond issuance, funded by insurance companies, collateralized bond obligations and reinvested interest payments amounted to approximately $86.3 billion.

High yield bonds underperformed U.S. Treasury securities during the period, causing the yield relationship between the two sectors to change. U.S. Treasuries, particularly those in the 30-year maturity range, benefited from a unique supply/demand imbalance that pushed prices higher and yields lower. The supply of U.S. Treasuries is expected to shrink in the foreseeable future as a result of ongoing surpluses in the federal budget. In fact, in January 2000, the Treasury announced plans to buy back as much as $30 billion longer-term securities and reduce the size of future auctions. High yield bonds, however, experienced continuous cash outflow and limited demand, which pushed prices lower and yields higher in that sector. The situation resulted in the high yield bond universe providing a yield advantage over U.S. Treasuries that was extremely attractive based on historical standards. At the end of April 2000, a typical "B"-rated bond provided 6.30% more in yield than its U.S. government counterpart--double the yield of the U.S. Treasury security. This yield relationship has occurred less than 15% of the time in the past 15 years. During that time, the Chase U.S. Dollar Global High Yield Index* spread averaged only 5.05% in yield over U.S. Treasuries.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                (as a percentage of 4/30/2000 portfolio assets)

                                    [GRAPH]

                                   BB -- 12.4%
                                   B -- 69.6%
                                   CCC -- 10.8%
                                   Not Rated -- 7.2%

* The Chase Securities Inc. U.S. Dollar Global High Yield Index is designed to mirror the investible universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. International issues are comprised of both developed and emerging market issues.

                                    EVERGREEN
                              High Yield Bond Fund
                           Portfolio Manager Interview

What strategies did you use to manage the Fund?

We maintained a rigorous focus on credit selection and industry weighting. We emphasized the telecommunications and media industries, along with energy, gaming and cyclical industrial corporations. The profits of cyclical companies tend to be tied to the rise and fall of economic activity. As of April 30, 2000, the Fund's largest industry holdings were as follows: telecommunication services and equipment--27.3%; oil/energy--9.7%; paper and packaging--7.1% and gaming--6.4%. The Fund's average quality rating was "B" and its average duration was 4.5 years, also as of that date. Duration, which is expressed in years, measures the Fund's sensitivity to changes in interest rates. The longer a fund's duration, the greater its sensitivity to interest rate changes. Conversely, the shorter a fund's duration, the less sensitive it is to changes in interest rates.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                   (as a percentage of 4/30/2000 net assets)

                                    [GRAPH]

Corporate Bonds -- 75.1%
Yankee Obligations -- 11.3%
Preferred Stocks -- 5.3%
Common Stocks and Warrants -- 3.5%
Foreign Corporate Bonds -- 0.7%
Other Investments and Other Assets and Liabilities, net -- 4.1%

What is your outlook for high yield bonds over the next six months?

We think high yield bonds currently offer substantial opportunity and are optimistic about the returns they can provide over the longer term. With yields approaching 13%, high yield bonds provide extremely attractive relative value and total return potential. Near term, however, we are somewhat cautious because of the potential for the rapid revaluation of equities to spill over into the high yield bond sector, pushing prices lower. While unsettling, times like these have provided significant opportunity to invest profitably in the market, historically. We believe the Federal Reserve Board will be successful in engineering a slowdown in the economy--as opposed to a crash landing--just as it maneuvered the "soft landing" of 1994 and 1995. In our opinion, American industry is simply too efficient and dynamic, and carries too few economic excesses, to respond in a recessionary manner.

                                    EVERGREEN
                              Strategic Income Fund
                      Fund at a Glance as of April 30, 2000

                                    Portfolio
                                   Management
                                  ------------

                                    [PHOTO]

                             Prescott B. Crocker,CFA
                              Tenure: February 1997

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of April 30, 2000 and subject to change.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/14/1987  Class A    Class B   Class C    Class Y
Class Inception Date                4/14/1987  2/01/1993 2/01/1993  1/13/1997
--------------------------------------------------------------------------------
Average Annual Returns *
--------------------------------------------------------------------------------
1 year with sales charge             -6.28%      -6.80%    -4.11%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge              -1.58%      -2.29%    -2.30%     -0.61%
--------------------------------------------------------------------------------
5 years                               5.35%       5.26%     5.56%      6.30%
--------------------------------------------------------------------------------
10 years                              8.00%       7.96%     7.95%      8.49%
--------------------------------------------------------------------------------
Maximum Sales Charge                  4.75%       5.00%     2.00%      n/a

                                    Front-End     CDSC      CDSC
--------------------------------------------------------------------------------
30-day SEC yield                      8.79%       8.47%     8.45%      9.49%
--------------------------------------------------------------------------------
12-month distributions
per share                            $0.57       $0.52     $0.52      $0.57
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                Strategic
                 Income        Lehman Brothers       Consumer Price
                 Fund A         Aggregate Bond         Index - US
4/30/90           9,525           10,000                 10,000
4/30/91           9,275           11,519                 10,489
4/30/92          12,122           12,786                 10,822
4/30/93          14,688           14,482                 11,171
4/30/94          16,452           14,605                 11,435
4/30/95          15,853           15,673                 11,784
4/30/96          17,462           17,028                 12,126
4/30/97          19,082           18,235                 12,428
4/30/98          21,599           20,223                 12,607
4/30/99          21,941           21,490                 12,894
4/30/00          21,592           21,761                 13,314

Comparison of a $10,000 investment in Evergreen Strategic Income Fund, Class A shares 2, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index, which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Strategic Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Funds Class A shares returned -1.58% for the twelve-month period ended April 30, 2000, compared to the return of 1.26% by the Lehman Brothers Aggregate Bond Index for the same period. Fund performance is before deduction of any applicable sales charge. We attribute the performance to the rise in interest rates and decline in bond prices that occurred during the period.

                                    Portfolio
                                Characteristics
                                ----------------

Total Net Assets                                                    $250,036,202
--------------------------------------------------------------------------------
Average Credit Quality                                                      BBB+
--------------------------------------------------------------------------------
Effective Maturity                                                    11.1 Years
--------------------------------------------------------------------------------
Average Duration                                                       5.1 Years
--------------------------------------------------------------------------------



How was the Fund invested?

As of April 30, 2000, the Funds assets were allocated as follows: high yield bonds--44%; U.S. government securities--20% and foreign bonds--36%. The Funds foreign investments included the governments of Canada, Germany and Mexico; and corporate bonds from Mexico, Poland, Spain and the United Kingdom. Approximately 12% of the Funds net assets were invested in foreign currencies, also as of April 30, 2000, equally distributed between the euro, the Canadian dollar and the British pound.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                    (as a percentage of 4/30/2000 net assets)


[GRAPH]


Corporate Bonds -- 37.3%
Foreign Bonds -- 20.0%
Yankee Obligations -- 13.5%
Mortgage-Backed Securities -- 12.8%
U.S. Treasury Obligations -- 7.3%
Common Stocks and Warrants -- 3.3%
Asset-Backed Securities -- 0.7%
Other Investments and Other Assets and Liabilities, net -- 5.1%



What caused interest rates to rise?

World economies, particularly the U.S. economy, recovered from the financial crisis of 1998 faster and more durably than many forecasters had expected. This stronger-than-expected growth prompted concerns about future inflation, causing the Federal Reserve Board to raise interest rates five times during the period. Short-term rates rose considerably more than long-term rates, however, causing the yield curve to invert. This was an unusual situation where short-term rates became higher than long-term rates. As of April 30, 2000, for example, the yield on the two-year U.S. Treasury note stood at 6.72% versus a 5.99% yield on the 30-year U.S. Treasury bond.


What caused short-term rates to be higher than long-term rates?

Toward the end of the fiscal period, the U.S. Treasury announced a decision to buy up to $30 billion long-term U.S. Treasuries and reduce the size of future auctions. The expectations of a continually lower supply of U.S. Treasuries gave the securities a degree of "scarcity value", which drove their prices higher and yields lower. On the other hand, short-term interest rates continued to rise, causing prices to fall, as investors became increasingly concerned that the economy's strength could stimulate future inflation.

                                   EVERGREEN
                             Strategic Income Fund
                           Portfolio Manager Interview


What was the environment like in the Fund's other investment sectors?

High yield bonds had a difficult year. The sector experienced persistent cash outflows from individual investors, as they sought the loftier returns of the stock market. Outflows totaled approximately $8.5 billion, or slightly more than 1% of the high yield bond universe, over the past year. In comparison, new bond issuance, funded by insurance companies, collateralized bond obligations and reinvested interest payments amounted to approximately $86.3 billion. In the foreign markets, interest rates rose in a fashion similar to that of the United States. Like the U.S., short-term rates in Europe remained higher than long-term rates. Europe's economic cycle remains several years behind the U.S. economy, however. The U.S. dollar strengthened against most currencies, in light of the country's healthy economy and strong equity market versus the relatively slower rate growth experienced in Europe.

Yield relationships changed between U.S. Treasuries and other domestic sectors. Lack of demand for non-U.S. Treasuries caused prices to fall and yields to rise, causing corporate bonds and mortgage-backed securities to provide yield advantages over U.S. Treasuries that were extremely generous by historical standards. This was particularly true for high yield bonds. At the end of April 2000, a typical "B"-rated bond provided 6.30% more in yield than its U.S. government counterpart--double the yield of the U.S. Treasury security. This yield relationship has occurred less than 15% of the time in the past 15 years. During that time, the Chase U.S. Dollar Global High Yield Index* spread averaged only 5.05% in additional yield over U.S. Treasuries.


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                 (as a percentage of 4/30/2000 portfolio assets)


[GRAPH]

AAA -- 24.5%
AA -- 25.0%
BB -- 11.5%
B -- 28.3%
CCC -- 6.1%
Not Rated -- 4.6%


What strategies did you use to manage the Fund?

We focused on the Fund's high yield bond and currency positions, as well as maintaining a short duration. Expressed in years, duration measures the Fund's sensitivity to interest rate changes. A shorter duration reduces interest rate sensitivity and enhances stability. The Fund's shorter duration helped protect principal when interest rates were rising. Conversely, a longer duration increases sensitivity to changes in interest rates. A longer duration benefits performance when interest rates fall, and detracts from performance when interest rates rise. In the high yield sector, we focused on careful credit and industry selection. We emphasized domestic bonds in the telecommunications industry, a sector that generated strong returns. We also actively managed the Fund's currency holdings, building positions in currencies that exhibited positive investment trends, including the euro, Canadian dollar and Australian dollar and attempting to hedge against downside risk. In our opinion, these currencies became undervalued during the period compared to the U.S. dollar.

* The Chase Securities Inc. U.S. Dollar Global High Yield Index is designed to mirror the investible universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. International issues are comprised of both developed and emerging market issues.

                                   EVERGREEN
                             Strategic Income Fund
                           Portfolio Manager Interview


What is your outlook for the Fund over the next six months?

We think the shift in yield and currency relationships over the past twelve months created extremely attractive value, laying the groundwork for longer-term opportunity. This is particularly true for high yield bonds, foreign currencies and domestic income-oriented securities. With yields close to 13%, high yield bonds offer exceptionally attractive yield advantages compared to U.S. Treasuries, based on historical standards. We expect the Fund to benefit from the incremental yield they provide, as well as from the stronger relative performance we think they can generate as yield relationships begin to return to more historical levels. Further, high yield bonds could attract significant cash flows from the equity markets because of their exceptional value, especially if equities continue to sell off or rise at a more modest rate. These cash flows could propel high yield bond prices higher.

Foreign currencies represent another area with great potential. In our opinion, the U.S. dollar is overvalued approximately 30% against the euro and 20% versus the Canadian dollar. This situation could easily reverse, however, causing the U.S. dollar to slide. The most recent U.S. current account deficit amounts to a sizeable 4% of the total output of the country's goods and services--a reflection of the tremendous appetite consumers have for foreign goods. That deficit has been funded by foreign investment in the U.S. stock market, the U.S. dollar and federal funds market. With the recent volatility in the U.S. stock market and concerns that stricter monetary policy could severely dampen economic growth, foreign investors may choose to redirect their cash flows to currencies with better relative value and brighter outlooks, such as the euro and Canadian dollar. We think the Fund is well-positioned to benefit from these shifts in sentiment. While these kinds of changes can be temporarily unsettling, they can also create significant opportunities. We are pleased that the Funds broad investment parameters enable us to take advantage of them.

                                   EVERGREEN
                              U.S. Government Fund
                      Fund at a Glance as of April 30, 2000


                                   Portfolio
                                  Management
                                --------------

                                    [PHOTO]

                            Rollin C. Williams, CFA
                             Tenure: January 1993



--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 4/30/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes C and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and Y have not been adjusted to reflect the effect of each class 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class Y would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

U.S. government guarantees apply only to the underlying securities of the Funds portfolio and not to the Funds shares.

All data is as of April 30, 2000 and subject to change.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/11/1993   Class A    Class B    Class C     Class Y
Class Inception Date                1/11/1993  1/11/1993   9/02/1994   9/02/1993
Average Annual Returns *
1 year with sales charge               -4.00%     -4.72%     -1.87%       n/a
1 year w/o sales charge                 0.79%      0.03%      0.03%      1.04%
5 years                                 4.88%      4.80%      5.12%      6.17%
Since Portfolio Inception               4.69%      4.66%      4.78%      5.63%
Maximum Sales Charge                    4.75%      5.00%      2.00%       n/a
                                    Front-End      CDSC       CDSC
30-day SEC yield                        5.79%      5.32%      5.32%      6.34%
12-month distributions
per share                             $ 0.55     $ 0.48     $ 0.48     $ 0.57
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

                               Class A                CPI                LBITGBI
--------------------------------------------------------------------------------
11-Jan-93                        9,525               10,000               10,000
30-Apr-93                        9,860               10,098               10,264
30-Apr-94                        9,849               10,337               10,356
30-Apr-95                       10,487               10,652               10,994
30-Apr-96                       11,266               10,961               11,822
30-Apr-97                       11,983               11,234               12,559
30-Apr-98                       13,153               11,396               13,642
30-Apr-99                       13,860               11,655               14,517
30-Apr-00                       13,971               12,035               14,821


Comparison of a $10,000 investment in Evergreen U.S. Government Fund, Class A shares(2), versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).

The LBITGBI is an unmanaged market index, which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                    EVERGREEN
                              U.S. Government Fund
                           Portfolio Manager Interview


How did the Fund perform?

The Funds Class A shares returned 0.79% for the twelve-month period ended April 30, 2000, versus 2.09% produced by the Lehman Brothers Intermediate Term Government Bond Index for the same period. Unlike a mutual fund, the Index does not incur expenses. We attribute the Funds lag in performance to its holdings in mortgage-backed securities and corporate bonds, compared to the Index's strict focus on intermediate term government bonds. During the last part of the fiscal period, U.S. Treasuries outperformed income-oriented securities, such as mortgage-backed securities and corporate bonds. We think this was a short-term occurrence and believe the Funds more flexible investment parameters will enable it to produce higher relative returns over the longer term.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $409,944,906
--------------------------------------------------------------------------------
Average Credit Quality                                                       AA+
--------------------------------------------------------------------------------
Effective Maturity                                                     8.3 Years
--------------------------------------------------------------------------------
Average Duration                                                       4.8 Years
--------------------------------------------------------------------------------

                                    EVERGREEN
                              U.S. Government Fund
                           Portfolio Manager Interview


What was the investment environment like over the past year?

The environment was difficult for bond investors. Interest rates rose across all maturities; however, short-term rates climbed higher than longer-term rates. For example, the two-year U.S. Treasury note rose from a 5.06% yield on April 30, 1999 to 6.72% at the close of this fiscal period, a climb of 1.66%. In contrast, the yield on the 30-year U.S. Treasury went from 5.66% to 5.99% over the same twelve months, a rise of only 0.33%.

Several factors caused interest rates to rise. The economy demonstrated surprising resilience coming out of the financial crisis of 1998, and exorbitant strength as the year went on, prompting the Federal Reserve Board to raise interest rates five times, during the period. Rising stock prices, continued strength in the labor markets and higher commodity prices all contributed to investor concerns that excessive economic growth could lead to higher inflation. In the fall, investors concentrated on potential Y2K problems, giving the market a cautious tone. A smooth transition into the millenium caused investors to refocus on the economy's continued strength, however, sending interest rates higher and prices lower. Toward the end of the period, U.S. Treasury prices rose, particularly 30-year U.S. Treasury prices, as the government announced plans to buy back up to $30 billion U.S. Treasuries in the 15 to 30-year maturity range, as well as to cut back the size of future auctions.


--------------------------------------------------------------------------------
                               MATURITY BREAKDOWN
--------------------------------------------------------------------------------
                    (as a percentage of 4/30/2000 net assets)


[GRAPH]

0-1 years -- 10.0%
1-5 years -- 17.2%
5-10 years -- 46.4%
10-20 years -- 21.8%
20-30 years -- 4.6%

                                    EVERGREEN
                              U.S. Government Fund
                           Portfolio Manager Interview


What strategies did you use to manage the Fund?

Duration, which is expressed in years, measures the Fund's sensitivity to changes in interest rates. A longer duration increases a Fund's sensitivity to interest rate changes and shortening duration reduces its sensitivity to changes in interest rates. We made duration adjustments by fine-tuning the Fund's position in the 30-year U.S. Treasury, taking advantage of the price fluctuations and supply/demand imbalance for that security that occurred in the second half of the Fund's fiscal year. The timing of these moves made solid contributions to total return. Typically, the Fund's corporate bond holdings ranged between 15% to 20% of net assets. While corporate bonds underperformed U.S. Treasuries during the period, these holdings provided the Fund with additional yield.

In July, 1999, Evergreen U.S. Intermediate Government Fund was merged into Evergreen U.S. Government Fund because of the two funds similar investment objectives. As of April 30, 2000, the Fund had $410 million in assets and was invested as follows: Mortgage-backed securities: 52.2%; U.S. government and agency securities: 27.2%; Corporate bonds: 18.7%; and Cash and equivalents:
1.9%. Also as of that date, the Fund's duration stood at 4.8 years.


What is your outlook for bonds over the next six months?

We are cautious, in the near term. In our opinion, the Federal Reserve Board will continue to raise interest rates because of ongoing strength in the economy. With that as a backdrop, we intend to periodically adjust the Fund's duration to reflect our interest rate outlook, monitor our corporate bond position to take advantage of changing yield relationships and maintain the Fund's emphasis on quality.

                                   EVERGREEN
                             Diversified Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended April 30,
                                              ---------------------------------
                                               2000#       1999    1998 (a)(b)#
 CLASS A SHARES
 Net asset value, beginning of period         $  15.48   $  15.92    $  16.08
                                              --------   --------    --------
 Income from investment operations
 Net investment income                            0.97       0.97        0.30
 Net realized and unrealized gains or losses
  on securities and foreign currency related
  transactions                                   (1.14)     (0.44)      (0.16)
                                              --------   --------    --------
 Total from investment operations                (0.17)      0.53        0.14
                                              --------   --------    --------
 Distributions to shareholders from net
  investment income                              (1.03)     (0.97)      (0.30)
                                              --------   --------    --------
 Net asset value, end of period               $  14.28   $  15.48    $  15.92
                                              --------   --------    --------
 Total return*                                   (1.06%)     3.35%       0.85%
 Ratios and supplemental data
 Net assets, end of period (thousands)        $344,296   $444,273    $501,547
 Ratios to average net assets
 Expenses++                                       1.19%      1.23%       1.08%+
 Net investment income                            6.65%      6.12%       6.68%+
 Portfolio turnover rate                           175%       141%        109%

                            Year Ended April 30,          Year Ended August 31,
                          ----------------------------  ----------------------------
                           2000#     1999    1998 (c)#    1997      1996      1995
 CLASS B SHARES
 Net asset value,
  beginning of period     $ 15.48   $ 15.92   $ 15.42   $  14.65  $  15.09  $  15.28
                          -------   -------   -------   --------  --------  --------
 Income from investment
  operations
 Net investment income       0.84      0.86      0.61       0.91      0.95      1.06
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (1.12)    (0.45)     0.50       0.84     (0.35)     0.11
                          -------   -------   -------   --------  --------  --------
 Total from investment
  operations                (0.28)     0.41      1.11       1.75      0.60      1.17
                          -------   -------   -------   --------  --------  --------
 Distributions to
  shareholders from
 Net investment income      (0.92)    (0.85)    (0.61)     (0.98)    (0.96)    (1.28)
 Tax return of capital          0         0         0          0     (0.08)    (0.08)
                          -------   -------   -------   --------  --------  --------
 Total distributions to
  shareholders              (0.92)    (0.85)    (0.61)     (0.98)    (1.04)    (1.36)
                          -------   -------   -------   --------  --------  --------
 Net asset value, end of
  period                  $ 14.28   $ 15.48   $ 15.92   $  15.42  $  14.65  $  15.09
                          -------   -------   -------   --------  --------  --------
 Total return*              (1.80%)    2.57%     7.26%     12.25%     4.03%     8.13%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $21,694   $43,729   $70,113   $457,701  $559,792  $734,837
 Ratios to average net
  assets
 Expenses++                  1.94%     1.97%     1.93%+     1.88%     1.84%     1.81%
 Net investment income       5.86%     5.33%     5.74%+     6.07%     6.42%     7.05%
 Portfolio turnover rate      175%      141%      109%       138%      246%      178%

(a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b) The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuat-ing market values for the portfolio.
(c) For the eight months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended April 30,
                                                 -----------------------------
                                                 2000#     1999   1998 (a)(b)#
 CLASS C SHARES
 Net asset value, beginning of period            $15.48   $15.92     $16.06
                                                 ------   ------     ------
 Income from investment operations
 Net investment income                             0.88     0.84       0.04
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                    (1.16)   (0.43)     (0.14)
                                                 ------   ------     ------
 Total from investment operations                 (0.28)    0.41      (0.10)
                                                 ------   ------     ------
 Distributions to shareholders from net
  investment income                               (0.92)   (0.85)     (0.04)
                                                 ------   ------     ------
 Net asset value, end of period                  $14.28   $15.48     $15.92
                                                 ------   ------     ------
 Total return*                                    (1.80%)   2.57%     (0.60%)
 Ratios and supplemental data
 Net assets, end of period (thousands)           $  603   $  499     $   23
 Ratios to average net assets
  Expenses++                                       1.93%    1.98%      1.88%+
  Net investment income                            5.92%    5.33%      6.11%+
 Portfolio turnover rate                            175%     141%       109%


                                                    Year Ended April 30,
                                                 -----------------------------
                                                 2000#     1999   1998 (b)(c)#
 CLASS Y SHARES
 Net asset value, beginning of period            $15.48   $15.92     $16.03
                                                 ------   ------     ------
 Income from investment operations
 Net investment income                             0.90     0.90       0.24
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                    (1.04)   (0.43)     (0.11)
                                                 ------   ------     ------
 Total from investment operations                 (0.14)    0.47       0.13
                                                 ------   ------     ------
 Distributions to shareholders from net
  investment income                               (1.06)   (0.91)     (0.24)
                                                 ------   ------     ------
 Net asset value, end of period                  $14.28   $15.48     $15.92
                                                 ------   ------     ------
 Total return                                     (0.81%)   2.95%      0.80%
 Ratios and supplemental data
 Net assets, end of period (thousands)           $  885   $3,478     $    7
 Ratios to average net assets
  Expenses++                                       0.95%    0.99%      0.83%+
  Net investment income                            6.89%    6.55%      6.89%+
 Portfolio turnover rate                            175%     141%       109%

(a) For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.
(b) The per share net realized and unrealized gain/loss is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(c) For the period from February 11, 1998 (commencement of class operations) to April 30, 1998.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                 Year Ended April 30,
                                              ------------------------------
                                                2000      1999     1998 (a)#
 CLASS A SHARES
 Net asset value, beginning of period         $   4.06  $   4.53   $   4.52
                                              --------  --------   --------
 Income from investment operations
 Net investment income                            0.34      0.36       0.11
 Net realized and unrealized gains or losses
  on securities and foreign currency related
  transactions                                   (0.32)    (0.46)      0.01
                                              --------  --------   --------
 Total from investment operations                 0.02     (0.10)      0.12
                                              --------  --------   --------
 Distributions to shareholders from
 Net investment income                           (0.33)    (0.37)     (0.11)
 Tax return of capital                           (0.03)        0          0
                                              --------  --------   --------
 Total distributions to shareholders             (0.36)    (0.37)     (0.11)
                                              --------  --------   --------

 Net asset value, end of period               $   3.72  $   4.06   $   4.53
                                              --------  --------   --------
 Total return*                                    0.38%    (2.05%)     2.57%
 Ratios and supplemental data
 Net assets, end of period (thousands)        $291,575  $353,488   $420,778
 Ratios to average net assets
 Expenses++                                       1.27%     1.21%      1.24%+
 Net investment income                            8.57%     8.61%      8.48%+
 Portfolio turnover rate                           107%      170%       155%

                            Year Ended April 30,           Year Ended July 31,
                          ----------------------------  ----------------------------
                           2000#    1999     1998 (b)#    1997      1996      1995
 CLASS B SHARES
 Net asset value,
  beginning of period     $  4.06  $  4.53    $  4.37   $   4.10  $   4.42  $   4.68
                          -------  -------    -------   --------  --------  --------
 Income from investment
  operations
 Net investment income       0.31     0.27       0.25       0.32      0.32      0.38
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (0.32)   (0.40)      0.16       0.28     (0.27)    (0.15)
                          -------  -------    -------   --------  --------  --------
 Total from investment
  operations                (0.01)   (0.13)      0.41       0.60      0.05      0.23
                          -------  -------    -------   --------  --------  --------
 Distributions to
  shareholders from
 Net investment income      (0.30)   (0.34)     (0.25)     (0.33)    (0.37)    (0.39)
 Tax return of capital      (0.03)       0          0          0         0     (0.10)
                          -------  -------    -------   --------  --------  --------
 Total distributions to
  shareholders              (0.33)   (0.34)     (0.25)     (0.33)    (0.37)    (0.49)
                          -------  -------    -------   --------  --------  --------
 Net asset value, end of
  period                  $  3.72  $  4.06    $  4.53   $   4.37  $   4.10  $   4.42
                          -------  -------    -------   --------  --------  --------
 Total return*             (0.37%)   (2.79%)     9.57%     15.32%     1.38%     5.66%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $28,229  $47,713    $96,535   $547,390  $593,681  $764,965
 Ratios to average net
  assets
 Expenses++                  2.02%    1.95%      1.94%+     1.96%     1.94%     2.03%
 Net investment income       7.79%    7.85%      7.27%+     7.63%     7.92%     8.64%
 Portfolio turnover rate      107%     170%       155%       138%      116%       82%

(a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b) For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended April 30,
                                                 ---------------------------
                                                  2000     1999    1998 (a)#
 CLASS C SHARES
 Net asset value, beginning of period            $ 4.06   $ 4.53    $ 4.52
                                                 ------   ------    ------
 Income from investment operations
 Net investment income                             0.32     0.32      0.10
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                    (0.33)   (0.45)     0.01
                                                 ------   ------    ------
 Total from investment operations                 (0.01)   (0.13)     0.11
                                                 ------   ------    ------
 Distributions to shareholders from
 Net investment income                            (0.30)   (0.34)    (0.10)
 Tax return of capital                            (0.03)       0         0
                                                 ------   ------    ------
 Total distributions to shareholders              (0.33)   (0.34)    (0.10)
                                                 ------   ------    ------
 Net asset value, end of period                  $ 3.72   $ 4.06    $ 4.53
                                                 ------   ------    ------
 Total return*                                    (0.37%)  (2.79%)    2.35%
 Ratios and supplemental data
 Net assets, end of period (thousands)           $3,172   $1,999    $1,155
 Ratios to average net assets
 Expenses++                                        2.00%    1.94%     2.04%+
 Net investment income                             7.80%    7.86%     7.51%+
 Portfolio turnover rate                            107%     170%      155%

                                                   Year Ended April 30,
                                                 ----------------------------
                                                  2000    1999    1998 (b)(c)
 CLASS Y SHARES
 Net asset value, beginning of period            $ 4.06  $ 4.53      $4.56
                                                 ------  ------      -----
 Income from investment operations
 Net investment income                             0.35    0.36       0.02
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                    (0.32)  (0.45)     (0.03)
                                                 ------  ------      -----
 Total from investment operations                  0.03   (0.09)     (0.01)
                                                 ------  ------      -----
 Distributions to shareholders from
 Net investment income                            (0.34)  (0.38)     (0.02)
 Tax return of capital                            (0.03)      0          0
                                                 ------  ------      -----
 Total distributions to shareholders              (0.37)  (0.38)     (0.02)
                                                 ------  ------      -----
 Net asset value, end of period                  $ 3.72  $ 4.06      $4.53
                                                 ------  ------      -----
 Total return                                      0.64%  (1.81%)    (0.27%)
 Ratios and supplemental data
 Net assets, end of period (thousands)           $6,153  $4,244      $  20
 Ratios to average net assets
 Expenses++                                        1.01%   0.91%      1.09%+
 Net investment income                             8.87%   9.14%      8.21%+
 Portfolio turnover rate                            107%    170%       155%

(a) For the period from January 22, 1998 (commencement of class operations) to April 30, 1998.
(b) For the period from April 14, 1998 (commencement of class operations) to April 30, 1998.
(c) The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuat-ing market values for the portfolio.
#   Net investment income is based on average shares outstanding during the pe-
    riod.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                    Year Ended July
                                Year Ended April 30,                      31,
                         ---------------------------------------   ------------------
                           2000       1999     1998 #   1997 (a)     1996      1995
CLASS A SHARES
Net asset value,
 beginning of period     $   6.79   $   7.21  $   6.82  $   6.77   $   6.89  $   7.35
                         --------   --------  --------  --------   --------  --------
Income from investment
 operations
Net investment income        0.53       0.51      0.50      0.37       0.54      0.64
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       (0.63)     (0.41)     0.38      0.09      (0.09)    (0.45)
                         --------   --------  --------  --------   --------  --------
Total from investment
 operations                 (0.10)      0.10      0.88      0.46       0.45      0.19
                         --------   --------  --------  --------   --------  --------
Distributions to
 shareholders from
Net investment income       (0.49)     (0.52)    (0.49)    (0.41)     (0.52)    (0.63)
Tax return of capital       (0.08)         0         0         0      (0.05)    (0.02)
                         --------   --------  --------  --------   --------  --------
Total distributions to
 shareholders               (0.57)     (0.52)    (0.49)    (0.41)     (0.57)    (0.65)
                         --------   --------  --------  --------   --------  --------
Net asset value, end of
 period                  $   6.12   $   6.79  $   7.21  $   6.82   $   6.77  $   6.89
                         --------   --------  --------  --------   --------  --------
Total return*               (1.58%)     1.58%    13.20%     6.80%      6.84%     3.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $129,885   $162,192  $193,618  $ 58,725   $ 68,118  $ 85,970
Ratios to average net
 assets Expenses++           0.72%      1.02%     1.27%     1.28%+     1.30%     1.33%
 Net investment income       8.36%      7.41%     6.80%     7.28%+     8.05%     9.31%
Portfolio turnover rate       187%       222%      237%       86%       101%       95%

                                                                    Year Ended July
                                Year Ended April 30,                      31,
                         ---------------------------------------   ------------------
                           2000       1999     1998 #   1997 (a)     1996      1995
CLASS B SHARES
Net asset value,
 beginning of period     $   6.81   $   7.25  $   6.85  $   6.81   $   6.92  $   7.38
                         --------   --------  --------  --------   --------  --------
Income from investment
 operations
Net investment income        0.49       0.47      0.44      0.34       0.50      0.60
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       (0.64)     (0.44)     0.39      0.07      (0.09)    (0.47)
                         --------   --------  --------  --------   --------  --------
Total from investment
 operations                 (0.15)      0.03      0.83      0.41       0.41      0.13
                         --------   --------  --------  --------   --------  --------

Distributions to
 shareholders from
Net investment income       (0.44)     (0.47)    (0.43)    (0.37)     (0.47)    (0.58)
Tax return of capital       (0.08)         0         0         0      (0.05)    (0.01)
                         --------   --------  --------  --------   --------  --------
Total distributions to
 shareholders               (0.52)     (0.47)    (0.43)    (0.37)     (0.52)    (0.59)
                         --------   --------  --------  --------   --------  --------
Net asset value, end of
 period                  $   6.14   $   6.81  $   7.25  $   6.85   $   6.81  $   6.92
                         --------   --------  --------  --------   --------  --------
Total return*               (2.29%)     0.56%    12.47%     6.06%      6.21%     2.12%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $104,110   $120,669  $113,136  $110,082   $123,389  $149,091
Ratios to average net
 assets
 Expenses++                  1.47%      1.76%     2.05%     2.04%+     2.07%     2.06%
 Net investment income       7.60%      6.68%     6.08%     6.52%+     7.28%     8.58%
Portfolio turnover rate       187%       222%      237%       86%       101%       95%

(a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.
# Net investment income per share is based on average shares outstanding throughout the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                    Year Ended
                                Year Ended April 30,                 July 31,
                          ------------------------------------   ----------------
                           2000      1999    1998 #   1997 (a)    1996      1995
 CLASS C SHARES
 Net asset value,
  beginning of period     $  6.80   $  7.24  $  6.84  $  6.80    $  6.92  $  7.37
                          -------   -------  -------  -------    -------  -------
 Income from investment
  operations
 Net investment income       0.49      0.45     0.44     0.33       0.49     0.59
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (0.64)    (0.42)    0.39     0.08      (0.09)   (0.45)
                          -------   -------  -------  -------    -------  -------
 Total from investment
  operations                (0.15)     0.03     0.83     0.41       0.40     0.14
                          -------   -------  -------  -------    -------  -------
 Distributions to
  shareholders from
 Net investment income      (0.44)    (0.47)   (0.43)   (0.37)     (0.47)   (0.58)
 Tax return of capital      (0.08)        0        0        0      (0.05)   (0.01)
                          -------   -------  -------  -------    -------  -------
 Total distributions to
  shareholders              (0.52)    (0.47)   (0.43)   (0.37)     (0.52)   (0.59)
                          -------   -------  -------  -------    -------  -------
 Net asset value, end of
  period                  $  6.13   $  6.80  $  7.24  $  6.84    $  6.80  $  6.92
                          -------   -------  -------  -------    -------  -------
 Total return*              (2.30%)    0.55%   12.48%    6.07%      6.07%    2.27%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $14,655   $16,265  $19,639  $24,304    $31,816  $46,221
 Ratios to average net
  assets
 Expenses++                  1.47%     1.77%    2.05%    2.04%+     2.07%    2.08%
 Net investment income       7.61%     6.65%    6.10%    6.52%+     7.29%    8.56%
 Portfolio turnover rate      187%      222%     237%      86%       101%      95%

                                               Year Ended April 30,
                                        ------------------------------------
                                         2000     1999   1998 #  1997 (b)(c)
 CLASS Y SHARES
 Net asset value, beginning of period   $ 6.63   $ 7.04  $ 6.65    $ 7.03
                                        ------   ------  ------    ------
 Income from investment operations
 Net investment income                    0.55     0.51    0.46      0.00
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions          (0.59)   (0.39)   0.41     (0.20)
                                        ------   ------  ------    ------
 Total from investment operations        (0.04)    0.12    0.87     (0.20)
                                        ------   ------  ------    ------
 Distributions to shareholders from
 Net investment income                   (0.49)   (0.53)  (0.48)    (0.18)
 Tax return of capital                   (0.08)       0       0         0
                                        ------   ------  ------    ------
 Total distributions to shareholders     (0.57)   (0.53)  (0.48)    (0.18)
                                        ------   ------  ------    ------

 Net asset value, end of period         $ 6.02   $ 6.63  $ 7.04    $ 6.65
                                        ------   ------  ------    ------
 Total return                            (0.61%)   1.83%  13.46%    (2.87%)
 Ratios and supplemental data
 Net assets, end of period (thousands)  $1,386   $1,647  $1,442    $    0
 Ratios to average net assets
 Expenses++                               0.47%    0.75%   1.01%     0.00%+
 Net investment income                    8.63%    7.64%   6.83%     0.00%+
 Portfolio turnover rate                   187%     222%    237%       86%

(a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to April 30, 1997.
(c) The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuat-ing market values for the portfolio.
# Net investment income per share is based on average shares outstanding throughout the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                  Year Ended June
                                Year Ended April 30,                    30,
                         -------------------------------------   ------------------
                          2000      1999      1998    1997 (a)     1996    1995 (b)
CLASS A SHARES
Net asset value,
 beginning of period     $  9.63  $   9.68  $   9.39  $   9.42   $   9.65  $   9.07
                         -------  --------  --------  --------   --------  --------
Income from investment
 operations
Net investment income       0.55      0.56      0.61      0.52       0.63      0.33
Net realized and
 unrealized gains or
 losses on securities      (0.48)    (0.04)     0.29     (0.03)     (0.23)     0.58
                         -------  --------  --------  --------   --------  --------
Total from investment
 operations                 0.07      0.52      0.90      0.49       0.40      0.91
                         -------  --------  --------  --------   --------  --------
Distributions to
 shareholders from net
 investment income         (0.55)    (0.57)    (0.61)    (0.52)     (0.63)    (0.33)
                         -------  --------  --------  --------   --------  --------
Net asset value, end of
 period                  $  9.15  $   9.63  $   9.68  $   9.39   $   9.42  $   9.65
                         -------  --------  --------  --------   --------  --------
Total return*               0.79%     5.39%     9.78%     5.30%      4.28%    10.17%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $91,123  $ 48,091  $ 40,136  $ 17,913   $ 20,345  $ 22,445
Ratios to average net
 assets
 Expenses++                 0.97%     0.95%     1.03%     0.98%+     0.99%     1.04%+
 Net investment income      5.89%     5.68%     6.25%     6.60%+     6.61%     7.07%+
Portfolio turnover rate       58%       98%       21%       12%        23%        0%

                                                                  Year Ended June
                                Year Ended April 30,                    30,
                         -------------------------------------   ------------------
                          2000      1999      1998    1997 (a)     1996    1995 (b)
CLASS B SHARES
Net asset value,
 beginning of period     $  9.63  $   9.68  $   9.39  $   9.42   $   9.65  $   9.07
                         -------  --------  --------  --------   --------  --------
Income from investment
 operations
Net investment income       0.48      0.49      0.53      0.46       0.56      0.29
Net realized and
 unrealized gains or
 losses on securities      (0.48)    (0.05)     0.29     (0.03)     (0.23)     0.58
                         -------  --------  --------  --------   --------  --------
Total from investment
 operations                    0      0.44      0.82      0.43       0.33      0.87
                         -------  --------  --------  --------   --------  --------

Distributions to
 shareholders from net
 investment income         (0.48)    (0.49)    (0.53)    (0.46)     (0.56)    (0.29)
                         -------  --------  --------  --------   --------  --------

Net asset value, end of
 period                  $  9.15  $   9.63  $   9.68  $   9.39   $   9.42  $   9.65
                         -------  --------  --------  --------   --------  --------
Total return*               0.03%     4.60%     8.96%     4.65%      3.50%     9.76%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $82,665  $122,919  $130,576  $142,371   $165,988  $192,490
Ratios to average net
 assets
 Expenses++                 1.71%     1.71%     1.78%     1.73%+     1.74%     1.79%+
 Net investment income      5.11%     4.99%     5.56%     5.85%+     5.85%     6.32%+
Portfolio turnover rate       58%       98%       21%       12%        23%        0%

(a) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                 Year Ended April 30,                Year Ended June 30,
                          --------------------------------------   -----------------------
                            2000      1999      1998    1997 (a)     1996      1995 (b)
 CLASS C SHARES
 Net asset value,
  beginning of period     $   9.63  $   9.68  $   9.39  $   9.42   $     9.65  $    9.07
                          --------  --------  --------  --------   ----------  ---------
 Income from investment
  operations
 Net investment income        0.48      0.49      0.53      0.46         0.56       0.29
 Net realized and
  unrealized gains or
  losses on securities       (0.48)    (0.05)     0.29     (0.03)       (0.23)      0.58
                          --------  --------  --------  --------   ----------  ---------
 Total from investment
  operations                     0      0.44      0.82      0.43         0.33       0.87
                          --------  --------  --------  --------   ----------  ---------
 Distributions to
  shareholders from net
  investment income          (0.48)    (0.49)    (0.53)    (0.46)       (0.56)     (0.29)
                          --------  --------  --------  --------   ----------  ---------
 Net asset value, end of
  period                  $   9.15  $   9.63  $   9.68  $   9.39   $     9.42  $    9.65
                          --------  --------  --------  --------   ----------  ---------
 Total return*                0.03%     4.60%     8.96%     4.65%        3.50%      9.76%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $  4,740  $  5,605  $  5,697  $    455   $      649  $     350
 Ratios to average net
  assets
   Expenses++                 1.71%     1.70%     1.78%     1.73%+       1.74%      1.79%+
   Net investment income      5.12%     4.97%     5.49%     5.85%+       5.87%      6.36%+
 Portfolio turnover rate        58%       98%       21%       12%          23%         0%

                                 Year Ended April 30,                Year Ended June 30,
                          --------------------------------------   -----------------------
                            2000      1999      1998    1997 (a)     1996      1995 (b)
 CLASS Y SHARES
 Net asset value,
  beginning of period     $   9.63  $   9.68  $   9.39  $   9.42   $     9.65  $    9.07
                          --------  --------  --------  --------   ----------  ---------
 Income from investment
  operations
 Net investment income        0.57      0.59      0.63      0.54         0.66       0.34
 Net realized and
  unrealized gains or
  losses on securities       (0.48)    (0.05)     0.29     (0.03)       (0.23)      0.58
                          --------  --------  --------  --------   ----------  ---------
 Total from investment
  operations                  0.09      0.54      0.92      0.51         0.43       0.92
                          --------  --------  --------  --------   ----------  ---------

 Distributions to
  shareholders from net
  investment income          (0.57)    (0.59)    (0.63)    (0.54)       (0.66)     (0.34)
                          --------  --------  --------  --------   ----------  ---------

 Net asset value, end of
  period                  $   9.15  $   9.63  $   9.68  $   9.39   $     9.42  $    9.65
                          --------  --------  --------  --------   ----------  ---------
 Total return                 1.04%     5.66%    10.05%     5.52%        4.54%     10.30%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $231,417  $222,876  $155,836  $127,099   $  121,569  $  16,934
 Ratios to average net
  assets
   Expenses++                 0.71%     0.71%     0.78%     0.73%+       0.74%      0.79%+
   Net investment income      6.12%     5.96%     6.55%     6.85%+       6.86%      7.31%+
 Portfolio turnover rate        58%       98%       21%       12%          23%         0%

(a) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
*   Excluding applicable sales charges
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund
                            Schedule of Investments
                                 April 30, 2000

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 2.9%(a)
 $ 2,100,000 Corestates Home Equity Loan Trust,
              Ser. 1996-1, Class A4,
              7.00%, 6/15/2012..................................   $  2,072,416
             Merrill Lynch Mtge. Investors, Inc.:
   2,816,874  8.50%, 6/15/2017..................................      2,817,114
   2,242,887  9.15%, 10/15/2011.................................      2,238,749
     730,219 Mid State Trust, Ser. 6, Class A3,
              7.54%, 7/1/2035...................................        691,879
   2,500,000 Railcar Leasing LLC, Ser. 1, Class A2,
              7.125%, 1/15/2013 (c).............................      2,437,912
     255,000 University Support Svcs., Inc.,
              Ser. 1992-CD, Class D,
              9.00%, 11/1/2007..................................        254,618
                                                                   ------------
             Total Asset-Backed Securities
              (cost $10,834,563)................................     10,512,688
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 10.7%(a)
   2,300,000 Bear Stearns Comml. Mtge.
              Securities, Inc., Ser. 2000-WF1,
              Class A2,
              7.78%, 2/15/2010..................................      2,317,521
   2,000,000 Comml. Mtge. Acceptance Corp.,
              Ser. 1997-ML1, Class B,
              6.64%, 12/15/2007.................................      1,882,070
   3,000,000 Criimi Mae Comml. Mtge. Trust,
              Ser. 1998-C1, Class A2,
              7.00%, 3/2/2011...................................      2,572,125
   4,251,383 Criimi Mae Finl. Corp., Ser. 1, Class A,
              7.00%, 1/1/2033...................................      3,962,422
   1,000,000 FFCA Secured Lending Corp.,
              Ser. 1997-1, Class B1,
              7.74%, 6/18/2013..................................        972,665
   2,657,252 Financial Asset Securitization, Inc.,
              Ser. 1997-NAM2, Class B2,
              7.88%, 7/25/2027..................................      2,632,463
   3,745,000 GE Capital Mtge. Svcs., Inc.,
              Ser. 1994-27, Class A6,
              6.50%, 7/25/2024..................................      3,255,210
   3,200,000 GMAC Comml. Mtge. Securities, Inc.,
              Ser. 2000-C1, Class A2,
              7.72%, 12/15/2009.................................      3,199,224
   3,300,000 Morgan Stanley Capital I, Inc.,
              Ser. 1997-C1, Class B,
              7.69%, 1/15/2007..................................      3,269,367
   4,250,000 Morgan Stanley Dean Witter,
              Ser. 2000, Class B,
              7.57%, 1/15/2010..................................      4,218,975
             PNC Mtge. Securities Corp.:
   1,518,882  6.89%, 7/25/2029..................................      1,359,400
   2,426,616  7.25%, 7/25/2027..................................      2,295,348
   1,622,276  7.35%, 9/25/2029..................................      1,492,747
   3,484,656 Residential Asset Securization Trust,
              Ser. 2000-A2, Class NB1,
              8.00%, 4/25/2030..................................      3,478,889
   2,895,193 Residential Funding Mtge. Securities I,
              Inc., Ser. 1999-S2, Class M1,
              6.50%, 1/25/2029..................................      2,563,187
                                                                   ------------
             Total Collateralized Mortgage
              Obligations
              (cost $40,777,354)................................     39,471,613
                                                                   ------------

  Principal
   Amount                                                            Value

 CORPORATE BONDS - 41.2%
             Advertising & Related Services - 0.8%
 $ 1,000,000 Infinity Broadcasting, Inc.,
              8.875%, 6/15/2007................................   $  1,020,000
   2,000,000 K - III Communications Corp.,
              8.50%, 2/1/2006..................................      1,905,000
                                                                  ------------
                                                                     2,925,000
                                                                  ------------
             Aerospace & Defense - 0.5%
   2,000,000 Lockheed Martin Corp.,
              7.95%, 12/1/2005.................................      1,972,516
                                                                  ------------
             Automotive Equipment & Manufacturing - 3.0%
   1,550,000 Eagle-Picher Inds.,
              9.375%, 3/1/2008 (b).............................      1,317,500
   1,000,000 Federal Mogul Corp.,
              7.50%, 1/15/2009.................................        756,247
   4,000,000 Ford Motor Co.,
              8.90%, 1/15/2032.................................      4,333,348
   2,000,000 Hayes Wheels Intl., Inc.,
              9.125%, 7/15/2007 (c)............................      1,840,000
   1,000,000 Lear Corp.,
              9.50%, 7/15/2006.................................        985,000
   1,850,000 Mark IV Inds., Inc.,
              7.50%, 9/1/2007 (c)..............................      1,679,474
                                                                  ------------
                                                                    10,911,569
                                                                  ------------
             Banks - 1.5%
   5,750,000 Barnett Capital I,
              8.06%, 12/1/2026.................................      5,469,251
                                                                  ------------
             Building, Construction &
              Furnishings - 1.5%
   1,850,000 American Standard, Inc.,
              7.375%, 2/1/2008.................................      1,706,625
   1,800,000 MDC Holdings, Inc.,
              8.375%, 2/1/2008.................................      1,548,000
     500,000 Nortek, Inc., Ser. B,
              8.875%, 8/1/2008.................................        453,750
   2,000,000 Standard Pacific Corp.,
              8.50%, 4/1/2009 (b)..............................      1,720,000
                                                                  ------------
                                                                     5,428,375
                                                                  ------------
             Cable/Other Video
              Distribution - 0.8%
   1,000,000 Charter Communications,
              8.625%, 4/1/2009.................................        878,750
   2,000,000 CSC Holdings, Inc., Ser. B,
              8.125%, 7/15/2009................................      1,897,356
                                                                  ------------
                                                                     2,776,106
                                                                  ------------
             Capital Goods - 0.5%
   2,000,000 HSBC Capital Funding, LP,
              9.55%, 12/31/2049................................      2,036,476
                                                                  ------------
             Chemical & Agricultural
              Products - 1.0%
   2,000,000 CK Witco Corp.,
              8.50%, 3/15/2005.................................      1,991,298
     850,000 Huntsman ICI Chemicals LLC,
              10.125%, 7/1/2009................................        854,250
   1,000,000 Scotts Co.,
              8.625%, 1/15/2009................................        945,000
                                                                  ------------
                                                                     3,790,548
                                                                  ------------

                                   EVERGREEN
                             Diversified Bond Fund
                      Schedule of Investments (continued)
                                 April 30, 2000

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Communication Systems & Services - 0.3%
 $ 1,325,000 Century Communications Corp., 8.875%, 1/15/2007.....   $  1,232,250
                                                                    ------------
             Consumer Products & Services - 0.3%
   1,000,000 Playtex Family Products Corp.,
              9.00%, 12/15/2003 (b)..............................        980,000
                                                                    ------------
             Electrical Equipment & Services - 0.3%
   1,350,000 AES Corp.,
              8.50%, 11/1/2007...................................      1,225,125
                                                                    ------------
             Environmental Services - 0.4%
   1,436,281 Oslo Seismic Svcs., Inc.,
              8.28%, 6/1/2011....................................      1,415,893
                                                                    ------------
             Finance & Insurance - 8.3%
   2,500,000 AMBAC Finl. Group, Inc.,
              9.375%, 8/1/2011...................................      2,711,920
   5,000,000 Comml. Credit Co.,
              10.00%, 5/15/2009..................................      5,675,330
   1,850,000 GS Escrow Corp.,
              6.75%, 8/1/2001 (c)................................      1,785,997
   8,850,000 John Deere Capital Corp.,
             8.625%, 8/1/2019....................................      9,000,804
   1,800,000 Limestone Electron Trust,
              8.625%, 3/15/2003..................................      1,803,134
   2,500,000 Regl. Diversified Funding, Ltd.,
              9.25%, 3/15/2030...................................      2,480,453
   7,500,000 Sun Life Canada Capital Trust,
              Capital Securities,
              8.53%, 5/6/2049 (c)................................      6,899,782
                                                                    ------------
                                                                      30,357,420
                                                                    ------------
             Food & Beverage Products - 0.2%
   1,450,000 Aurora Foods, Inc., Ser. B,
              9.875%, 2/15/2007 (b)..............................        819,250
                                                                    ------------
             Gaming - 1.7%
   1,000,000 Boyd Gaming Corp.,
              9.50%, 7/15/2007 (b)...............................        950,000
   1,000,000 Harrahs Operating Co., Inc.,
              7.875%, 12/15/2005.................................        935,000
   1,050,000 Hollywood Park, Inc.,
              9.25%, 2/15/2007...................................      1,050,000
   1,000,000 Isle of Capri Casinos, Inc.,
              8.75%, 4/15/2009...................................        907,500
   1,000,000 Mohegan Tribal Gaming Auth.,
              8.125%, 1/1/2006...................................        945,000
             Station Casinos, Inc.
     500,000  8.875%, 12/1/2008..................................        482,500
   1,000,000  9.75%, 4/15/2007...................................      1,005,000
                                                                    ------------
                                                                       6,275,000
                                                                    ------------
             Iron & Steel - 0.8%
   1,550,000 National Steel Corp., Ser. D,
              9.875%, 3/1/2009...................................      1,569,375
   1,500,000 WHX Corp.,
              10.50%, 4/15/2005..................................      1,398,750
                                                                    ------------
                                                                       2,968,125
                                                                    ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Lease Rental Obligations - 0.5%
 $ 1,000,000 Budget Group, Inc.,
              9.125%, 4/1/2006 (b)..............................   $    815,000
   1,000,000 United Rentals, Inc., Ser. B,
              9.25%, 1/15/2009..................................        907,500
                                                                   ------------
                                                                      1,722,500
                                                                   ------------
             Leisure & Tourism - 0.5%
   1,000,000 Outboard Marine Corp., Ser. B,
              10.75%, 6/1/2008..................................        745,000
   1,000,000 Prime Hospitality Corp., Ser. B,
              9.75%, 4/1/2007...................................        965,000
                                                                   ------------
                                                                      1,710,000
                                                                   ------------
             Manufacturing - Distributing - 0.7%
   1,000,000 Holley Performance Products, Inc.,
              Ser. B,
              12.25%, 9/15/2007.................................        815,000
     375,000 Owens Illinois, Inc.,
              7.35%, 5/15/2008..................................        332,516
   1,500,000 Sun World Intl., Inc., Ser. B,
              11.25%, 4/15/2004.................................      1,432,500
                                                                   ------------
                                                                      2,580,016
                                                                   ------------
             Oil/Energy - 3.5%
   1,000,000 Cross Timbers Oil Co., Ser. B,
              9.25%, 4/1/2007...................................        977,500
   2,250,000 Edison Mission Holdings Co., Ser. A,
              8.14%, 10/1/2019 (c)..............................      2,148,147
   1,400,000 El Paso Energy Corp.,
              6.75%, 5/15/2009..................................      1,276,437
   1,300,000 Giant Inds., Inc.,
              9.00%, 9/1/2007...................................      1,163,500
   1,500,000 Nuevo Energy Co., Ser. B,
              9.50%, 6/1/2008...................................      1,481,250
   1,000,000 Ocean Energy, Inc., Ser. B,
              8.375%, 7/1/2008 (b)..............................        965,000
   1,250,000 P&L Coal Holdings Corp., Ser. B,
              9.625%, 5/15/2008.................................      1,128,125
   1,300,000 Triton Energy, Ltd.,
              8.75%, 4/15/2002..................................      1,293,500
     850,000 Western Gas Resources, Inc.,
              10.00%, 6/15/2009.................................        862,750
   1,500,000 Williams Gas Pipelines Co.,
              7.375%, 11/15/2006................................      1,443,731
                                                                   ------------
                                                                     12,739,940
                                                                   ------------
             Paper & Packaging - 0.3%
   1,000,000 Packaging Corp. of America,
              9.625%, 4/1/2009..................................      1,012,500
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.9%
   1,000,000 Ackerley Group, Inc., Ser. B,
              9.00%, 1/15/2009..................................        925,000
   1,500,000 American Lawyer Media, Inc., Ser. B,
              9.75%, 12/15/2007.................................      1,417,500
     650,000 Chancellor Media Corp.,
              8.00%, 11/1/2008..................................        649,187
   1,000,000 Echostar DBS Corp.,
              9.375%, 2/1/2009..................................        975,000

                                   EVERGREEN
                             Diversified Bond Fund
                       Schedule of Investments (continued)
                                 April 30, 2000

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Printing, Publishing, Broadcasting &
              Entertainment - continued
 $ 1,000,000 Hollinger Intl. Publishing, Inc.,
              9.25%, 2/1/2006...................................   $    970,000
   1,000,000 Sinclair Broadcast Group, Inc.,
              10.00%, 9/30/2005.................................        958,750
   1,250,000 TV Guide, Inc.,
              8.125%, 3/1/2009..................................      1,243,750
                                                                   ------------
                                                                      7,139,187
                                                                   ------------
             Real Estate - 1.6%
   6,300,000 Prudential Properties,
              7.125%, 7/1/2007 (c)..............................      5,853,267
                                                                   ------------
             Retailing & Wholesale - 0.9%
   1,050,000 Ames Dept. Stores, Inc.,
              10.00%, 4/15/2006.................................        976,500
   1,050,000 Jo-Ann Stores, Inc.,
              10.375%, 5/1/2007.................................        950,250
   1,275,000 Michaels Stores, Inc.,
              10.875%, 6/15/2006................................      1,294,125
                                                                   ------------
                                                                      3,220,875
                                                                   ------------
             Telecommunication Services &
              Equipment - 2.8%
   1,000,000 Crown Castle Intl. Corp.,
              9.00%, 5/15/2011 (b)..............................        935,000
   1,000,000 Hyperion Telecommunications, Inc.,
              Ser. B,
              12.25%, 9/1/2004..................................      1,042,500
   1,000,000 Intermedia Communications, Inc.,
              Ser. B,
              8.60%, 6/1/2008...................................        915,000
   1,050,000 Metromedia Fiber Network, Inc.,
              Ser. B,
              10.00%, 11/15/2008................................      1,002,750
   1,000,000 Nextel Communications, Inc.,
              9.375%, 11/15/2009................................        960,000
             Price Communications Wireless, Inc.:
   1,000,000  9.125%, 12/15/2006................................        992,500
   1,000,000  11.75%, 7/15/2007.................................      1,085,000
   1,500,000 Qwest Communications International,
              Inc.,
              7.50%, 11/1/2008..................................      1,436,710
   1,000,000 Voicestream Wireless Co.,
              10.375%, 11/15/2009...............................      1,020,000
   1,000,000 Williams Communications Group, Inc.,
              10.875%, 10/1/2009................................      1,010,000
                                                                   ------------
                                                                     10,399,460
                                                                   ------------
             Transportation - 2.2%
   1,994,416 Continental Airlines, Inc., Passthru
              Certificate Ser. 1999 Class B,
              6.80%, 2/2/2020...................................      1,832,300
   7,000,000 Golden State Petroleum Trans. Corp.,
              8.04%, 2/1/2019 (c)...............................      6,270,866
                                                                   ------------
                                                                      8,103,166
                                                                   ------------
             Utilities - Electric - 3.3%
   1,050,000 Azurix Corp.,
              10.375%, 2/15/2007................................      1,063,125

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Utilities - Electric - continued
 $   500,000 Calpine Corp.,
              7.625%, 4/15/2006.................................   $    472,500
  10,000,000 Nationwide CSN Trust,
              9.875%, 2/15/2025 (c).............................     10,676,610
                                                                   ------------
                                                                     12,212,235
                                                                   ------------
             Water & Sewer - 1.1%
   4,660,000 Republic Services, Inc.,
              7.125%, 5/15/2009.................................      3,947,845
                                                                   ------------
             Total Corporate Bonds
              (cost $160,566,387)...............................    151,223,895
                                                                   ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 3.1%
             Banks - 1.7%
  25,615,000 Nykredit,
         DKK  6.00%, 10/1/2029..................................      2,940,282
  27,845,000 Realkredit Danmark,
         DKK  6.00%, 10/1/2029..................................      3,200,677
                                                                   ------------
                                                                      6,140,959
                                                                   ------------
             Government - 1.4%
   8,200,000 Canada,
         CAD  5.50%, 6/1/2009...................................      5,279,695
                                                                   ------------
             Total Foreign Bonds (Non U.S. Dollars)
              (cost $12,831,279)................................     11,420,654
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 9.4%
             FHLMC - 0.8%
 $ 2,910,607 5.69%, 8/1/2029....................................      2,827,677
                                                                   ------------
             FNMA - 8.6%
   5,635,527 3.73%, 8/25/2023...................................      4,762,552
   2,418,827 6.26%, 3/1/2027....................................      2,431,965
   5,070,356 6.50%, 10/1/2028 - 5/1/2029........................      4,737,243
  10,688,944 7.00%, 7/1/2028 - 8/1/2029.........................     10,258,776
   4,999,601 7.50%, 3/1/2030 - 4/1/2030.........................      4,894,659
   4,685,752 8.00%, 8/1/2029 - 11/1/2029........................      4,682,753
                                                                   ------------
                                                                     31,767,948
                                                                   ------------
             Total Mortgage-Backed Securities (cost
              $34,628,367)......................................     34,595,625
                                                                   ------------
 MUNICIPAL OBLIGATIONS - 0.8%
   2,763,188 Los Angeles, CA. Impt. Bond Act,
              1915, Assessment Dist. 1,
              MTN,
              8.48%, 9/2/2015
              (cost $2,763,188).................................      2,781,508
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 14.6%
             U.S. Treasury Bonds:
  15,250,000  6.125%, 8/15/2029.................................     15,292,898
  18,600,000  6.50%, 11/15/2026.................................     19,303,322
             U.S. Treasury Notes:
   9,400,000  5.875%, 11/15/2004................................      9,156,192
   7,330,000  6.00%, 8/15/2009..................................      7,155,912
   2,500,000  6.50%, 2/15/2010..................................      2,550,783
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $51,825,197)................................     53,459,107
                                                                   ------------

                                   EVERGREEN
                             Diversified Bond Fund
                       Schedule of Investments (continued)
                                 April 30, 2000

  Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - 10.1%
             Banks - 0.6%
 $30,000,000 Skandinaviska Enskilda,
              0.00%, 5/26/2033 (b)(f)...........................   $  2,391,000
                                                                   ------------
             Cable/Other Video Distribution - 0.3%
   1,200,000 Imax Corp.,
             7.875%, 12/1/2005..................................      1,098,000
                                                                   ------------
             Forest Products - 0.3%
   1,000,000 Tembec Inds., Inc,
              8.625%, 6/30/2009.................................        990,000
                                                                   ------------
             Government - 3.8%
   7,000,000 Argentina,
              0.00%, 10/15/2003 (f).............................      4,926,250
   2,000,000 Philippines,
              9.875%, 3/16/2010.................................      1,902,500
             United Mexican States
   1,500,000 9.875%, 2/1/2010...................................      1,548,375
   2,500,000 10.375%, 2/17/2009.................................      2,635,625
   2,500,000 11.50%, 5/15/2026..................................      2,951,500
                                                                   ------------
                                                                     13,964,250
                                                                   ------------
             Metals & Mining - 0.3%
   1,600,000 Bulong Operation Property Ltd.,
              12.50%, 12/15/2008................................        952,000
                                                                   ------------
             Oil/Energy - 2.0%
   1,300,000 Gulf Canada Resources, Ltd.,
              8.35%, 8/1/2006...................................      1,280,500
   1,300,000 Petroleum GEO Svcs.,
              7.50%, 3/31/2007..................................      1,243,243
   5,000,000 YPF Sociedad Anonima,
              7.25%, 3/15/2003..................................      4,826,050
                                                                   ------------
                                                                      7,349,793
                                                                   ------------
             Paper & Packaging - 0.5%
   1,000,000 Domtar, Inc.,
              8.75%, 8/1/2006...................................      1,035,000
   1,000,000 Norampac, Inc.,
              9.50%, 2/1/2008 (b)(c)............................      1,010,000
                                                                   ------------
                                                                      2,045,000
                                                                   ------------

  Principal
   Amount                                                              Value

 YANKEE OBLIGATIONS - continued
             Telecommunication Services &
              Equipment - 2.3%
 $ 1,000,000 Global Crossing, Ltd.,
              9.125%, 11/15/2006.................................   $    975,000
   1,150,000 Rogers Cantel, Inc.,
              9.75%, 6/1/2016....................................      1,242,000
   2,500,000 Telecom De Puerto Rico, Inc.,
              6.65%, 5/15/2006...................................      2,376,020
     800,000 Telewest Communications, PLC,
              9.625%, 10/1/2006..................................        772,000
   3,500,000 TXU Eastern Funding Co.,
              6.75%, 5/15/2009...................................      3,133,064
                                                                    ------------
                                                                       8,498,084
                                                                    ------------
             Total Yankee Obligations
              (cost $39,380,495).................................     37,288,127
                                                                    ------------

   Shares                                                              Value

 MUTUAL FUND SHARES - 2.2%
   8,187,470 Navigator Prime Portfolio,
              (cost $8,187,470) (d)..............................      8,187,470
                                                                    ------------

  Principal
   Amount                                                            Value

 REPURCHASE AGREEMENT - 5.7%
 $21,028,000 Evergreen Joint Repurchase
              Agreement, dated, 4/28/2000,
              5.80%, maturing 5/1/2000, maturity
              value $21,038,164
              (cost $21,028,000) (e)...........................     21,028,000
                                                                  ------------

             Total Investments -
              (cost $382,822,300).........................   100.7%  369,968,687
             Other Assets and
              Liabilities - net...........................    (0.7)  (2,491,047)
                                                             -----  ------------
             Net Assets...................................   100.0% $367,477,640
                                                             =====  ============

(a) The average maturity may be shorter than the stated maturity due to scheduled interim principal payments.
(b) All or a portion of this security is currently on loan.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) Represents investment of cash collateral received for securities on loan.
(e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 2000.
(f) Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

Summary of Abbreviations:
CAD   Canadian Dollar
DKK   Danish Kroner
FFCA  Federal Farm Credit Association
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
MTN   Medium Term Note

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund
                            Schedule of Investments
                                 April 30, 2000

  Principal
   Amount                                                             Value

 CORPORATE BONDS - 75.1%
             Automotive Equipment &
              Manufacturing - 2.4%
 $ 4,000,000 Advance Stores Co., Inc.,
              Ser. B,
              10.25%, 4/15/2008.................................   $  3,200,000
   3,750,000 Eagle-Picher Inds.,
               9.375%, 3/1/2008 (a).............................      3,187,500
   1,500,000 Oxford Automotive, Inc.,
              Ser. D,
              10.125%, 6/15/2007................................      1,402,500
                                                                   ------------
                                                                      7,790,000
                                                                   ------------
             Building, Construction &
              Furnishings - 0.6%
   2,500,000 Del Webb Corp.,
              9.375%, 5/1/2009 (a)..............................      2,012,500
                                                                   ------------
             Business Equipment &
              Services - 0.8%
   3,000,000 Merrill Corp.,
              12.00%, 5/1/2009 (b)..............................      2,775,000
                                                                   ------------
             Cable/Other Video
              Distribution - 3.7%
   4,300,000 Acme Television, LLC,
              Sr. Disc. Notes, Ser. B, Step Bond,
              0.00%, 9/30/2004 (c)..............................      3,999,000
             Adelphia Communications Corp.:
              Sr. Disc. Notes:
   1,000,000  0.00%, 3/15/2003 (d)..............................        740,000
              Ser. B
   2,000,000  0.00%, 1/15/2008 (a)(d)...........................        845,000
   5,000,000 Pegasus Communications Corp., Ser. B
              9.625%, 10/15/2005 (a)............................      4,887,500
   2,850,000 Telewest Communications, PLC,
              Sr. Disc. Notes, Step Bond,
              0.00%, 4/15/2009 (c)..............................      1,631,625
                                                                   ------------
                                                                     12,103,125
                                                                   ------------
             Communication Systems &
              Services - 2.5%
   7,500,000 UnitedGlobalCom, Inc.,
              Sr. Secd. Disc. Notes, Ser. B,
              Step Bond,
              0.00%, 2/15/2008 (a)(c)...........................      4,912,500
   3,500,000 XM Satellite Radio, Inc.,
              14.00%, 3/15/2010.................................      3,167,500
                                                                   ------------
                                                                      8,080,000
                                                                   ------------
             Environmental Services - 1.2%
             Allied Waste, Inc., Ser. B:
   1,925,000 7.625%, 1/1/2006...................................      1,434,125
   3,500,000 10.00%, 8/1/2009 (a) ..............................      2,388,750
                                                                   ------------
                                                                      3,822,875
                                                                   ------------
             Finance & Insurance - 1.2%
   4,000,000 Labranche & Co., Inc.,
              9.50%, 8/15/2004..................................      3,800,000
                                                                   ------------
             Food & Beverage Products - 1.3%
   4,350,000 AFC Enterprises, Inc.,
              10.25%, 5/15/2007.................................      4,263,000
                                                                   ------------

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Gaming - 5.8%
 $ 4,000,000 Ameristar Casinos, Inc.,
              Ser. B,
              10.50%, 8/1/2004...................................   $  4,000,000
   4,000,000 Argosy Gaming Co.,
              10.75%, 6/1/2009 (a)...............................      4,180,000
   3,000,000 Boyd Gaming Corp.,
              9.50%, 7/15/2007...................................      2,850,000
   1,000,000 Coast Hotels & Casinos, Inc.,
              9.50%, 4/1/2009....................................        945,000
   4,000,000 Isle of Capri Casinos, Inc.,
              8.75%, 4/15/2009...................................      3,630,000
   5,500,000 Premier Parks, Inc.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 4/1/2008 (c)................................      3,650,625
                                                                    ------------
                                                                      19,255,625
                                                                    ------------
             Healthcare Products &
              Services - 2.4%
   4,000,000 Lifepoint Hosps. Holdings, Inc.,
              Ser. B,
              10.75%, 5/15/2009..................................      4,140,000
   3,500,000 Triad Hosps. Holdings, Inc., Ser. B,
              11.00%, 5/15/2009..................................      3,657,500
                                                                    ------------
                                                                       7,797,500
                                                                    ------------
             Iron & Steel - 0.9%
   5,000,000 NSM Steel, Inc.,
              12.00%, 2/1/2006 (b)(e) ...........................        225,000
   3,000,000 WHX Corp.,
              10.50%, 4/15/2005..................................      2,797,500
                                                                    ------------
                                                                       3,022,500
                                                                    ------------
             Lease Rental Obligations - 3.0%
   4,000,000 Budget Group, Inc.,
              9.125%, 4/1/2006 (a) ..............................      3,260,000
   4,000,000 Nationsrent, Inc.,
              10.375%, 12/15/2008 (a) ...........................      2,900,000
   4,000,000 United Rentals, Inc., Ser. B
              9.25%, 1/15/2009 (a) ..............................      3,630,000
                                                                    ------------
                                                                       9,790,000
                                                                    ------------
             Leisure & Tourism - 1.1%
   5,100,000 Outboard Marine Corp., Ser. B,
              10.75%, 6/1/2008...................................      3,799,500
                                                                    ------------
             Manufacturing - Distributing - 3.4%
   4,000,000 Holley Performance Products, Inc.,
              Ser. B,
              12.25%, 9/15/2007..................................      3,260,000
   5,000,000 Sun World Intl., Inc., Ser. B,
              11.25%, 4/15/2004..................................      4,775,000
   4,000,000 Transdigm, Inc.,
              10.375%, 12/1/2008.................................      3,180,000
                                                                    ------------
                                                                      11,215,000
                                                                    ------------
             Metals & Mining - 1.4%
   5,000,000 Acme Metals, Inc.,
              10.875%, 12/15/2007 (e) ...........................        775,000
   4,000,000 Kaiser Aluminum & Chemical Corp.,
              12.75%, 2/1/2003 (a) ..............................      3,800,000
                                                                    ------------
                                                                       4,575,000
                                                                    ------------

                                   EVERGREEN
                              High Yield Bond Fund
                       Schedule of Investments (continued)
                                 April 30, 2000

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Oil/Energy - 9.7%
 $ 4,000,000 Benton Oil & Gas Co.,
              9.375%, 11/1/2007.................................   $  2,350,000
   4,000,000 Chesapeake Energy Corp., Ser. B
              9.625%, 5/1/2005 (a) .............................      3,860,000
   2,000,000 Cross Timbers Oil Co., Ser. B
              9.25%, 4/1/2007 (a)...............................      1,955,000
   4,750,000 Energy Corp. of America, Ser. A,
              9.50%, 5/15/2007..................................      3,206,250
   4,850,000 Giant Inds., Inc.,
              9.00%, 9/1/2007 (a)...............................      4,340,750
   4,000,000 HS Resources, Inc.,
              9.25%, 11/15/2006.................................      3,930,000
   4,000,000 Nuevo Energy Co., Ser. B
              9.50%, 6/1/2008 (a)...............................      3,950,000
   1,250,000 Ocean Energy, Inc., Ser. B
              8.875%, 7/15/2007 (a).............................      1,240,625
   2,350,000 Petsec Energy, Inc., Ser. B
              9.50%, 6/15/2007 (e)..............................      1,180,875
   2,500,000 Pioneer Natural Resources Co.,
              9.625%, 4/1/2010 (a)..............................      2,562,625
   2,000,000 Vintage Petroleum, Inc.,
              9.00%, 12/15/2005.................................      1,980,000
   1,500,000 Western Gas Resources, Inc.,
              10.00%, 6/15/2009.................................      1,522,500
                                                                   ------------
                                                                     32,078,625
                                                                   ------------
             Paper & Packaging - 5.8%
   4,000,000 American Tissue, Inc., Ser. B,
              12.50%, 7/15/2006.................................      4,120,000
   4,000,000 Four M Corp., Ser. B,
              12.00%, 6/1/2006..................................      3,900,000
   4,100,000 Packaging Corp. of America,
              9.625%, 4/1/2009 (a)..............................      4,151,250
   2,000,000 Repap New Brunswick, Inc.,
              11.50%, 6/1/2004 (a)..............................      2,070,000
   5,000,000 Riverwood Intl. Corp.,
              10.25%, 4/1/2006 (a)..............................      4,962,500
                                                                   ------------
                                                                     19,203,750
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 3.6%
   5,000,000 American Lawyer Media, Inc.,
              Ser. B,
              9.75%, 12/15/2007.................................      4,725,000
   3,500,000 Echostar DBS Corp.,
              9.375%, 2/1/2009 (a)..............................      3,412,500
   6,500,000 Spectrasite Holdings, Inc.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 4/15/2009 (c)..............................      3,607,500
                                                                   ------------
                                                                     11,745,000
                                                                   ------------
             Retailing & Wholesale - 3.4%
   4,000,000 Affinity Group Holding, Inc.,
              11.00%, 4/1/2007..................................      3,380,000
   5,000,000 Ames Dept. Stores, Inc.,
              10.00%, 4/15/2006 (a).............................      4,650,000
   3,000,000 Michaels Stores, Inc.,
              10.875%, 6/15/2006................................      3,045,000
                                                                   ------------
                                                                     11,075,000
                                                                   ------------

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Telecommunication Services &
              Equipment - 18.8%
 $ 4,500,000 AMSC Acquisition Co., Inc.,
              Ser. B,
              12.25%, 4/1/2008...................................   $  3,307,500
   5,175,000 Crown Castle Intl. Corp.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 5/15/2011 (a)(c)............................      3,130,875
   6,000,000 Intercel, Inc.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 2/1/2006 (c)................................      5,430,000
             Intermedia Communications, Inc.:
   3,825,000  Sr. Disc. Notes, Ser. B, Step Bond,
              0.00%, 7/15/2007 (c)...............................      2,945,250
   3,700,000  Ser. B
              8.60%, 6/1/2008....................................      3,385,500
   5,000,000 Level 3 Communications, Inc.,
              9.125%, 5/1/2008 (a)...............................      4,375,000
   3,000,000 Metromedia Fiber Network, Inc.,
              Ser. B,
              10.00%, 11/15/2008.................................      2,865,000
   5,700,000 Microcell Telecommunications, Inc.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 6/1/2009 (c)................................      3,676,500
   5,000,000 Nextel Communications, Inc.,
              9.375%, 11/15/2009 (a).............................      4,800,000
   5,500,000 Nextlink Communications, Inc.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 6/1/2009 (a)(c).............................      3,245,000
   5,000,000 Price Communications Wireless, Inc.,
              11.75%, 7/15/2007 (a)..............................      5,425,000
   4,000,000 PSINet, Inc.,
              11.50%, 11/1/2008..................................      3,580,000
   5,000,000 RCN Corp.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 10/15/2007 (c)..............................      3,212,500
   4,000,000 Rural Cellular Corp.,
              Ser. B,
              9.625%, 5/15/2008..................................      3,880,000
   8,275,000 Tritel PCS, Inc.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 5/15/2009 (a)(c)............................      5,502,875
   7,020,068 Winstar Communications, Inc.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 4/15/2005 (b)(c)............................      3,176,581
                                                                    ------------
                                                                      61,937,581
                                                                    ------------
             Textile & Apparel - 0.8%
   3,200,000 Simmons Co.,
              Ser. B
              10.25%, 3/15/2009 (a)..............................      2,720,000
                                                                    ------------
             Transportation - 1.3%
   5,000,000 American Commercial Lines, LLC,
              Ser. B
              10.25%, 6/30/2008 (a)..............................      4,175,000
                                                                    ------------
             Total Corporate Bonds
              (cost $274,766,965)................................    247,036,581
                                                                    ------------

                                   EVERGREEN
                              High Yield Bond Fund
                       Schedule of Investments (continued)
                                 April 30, 2000

  Principal
   Amount                                                              Value

 FOREIGN BONDS (NON U.S. DOLLARS) - 0.7%
             Telecommunication Services &
              Equipment - 0.7%
   2,500,000 NTL Communications Corp.,
         GBP  Sr. Disc. Notes, Step Bond,
              0.00%, 4/15/2009 (c)
              (cost $2,736,644)..................................   $  2,179,731
                                                                    ------------
 YANKEE OBLIGATIONS - 11.3%
             Cable/Other Video
              Distribution - 1.1%
 $ 1,000,000 Telewest Communications, PLC,
              11.25%, 11/1/2008..................................      1,030,000
   5,250,000 United Pan Europe Commerce NV,
              Sr. Disc. Notes, Step Bond,
              0.00%, 2/1/2010 (b)(c).............................      2,546,250
                                                                    ------------
                                                                       3,576,250
                                                                    ------------
             Finance & Insurance - 1.4%
   4,500,000 Ono Finance, PLC,
              13.00%, 5/1/2009...................................      4,612,500
                                                                    ------------
             Metals & Mining - 0.7%
   4,000,000 Bulong Operation Property Ltd.,
              12.50%, 12/15/2008.................................      2,380,000
                                                                    ------------
             Paper & Packaging - 1.3%
   4,100,000 Norampac, Inc.,
              9.50%, 2/1/2008 (a)................................      4,141,000
                                                                    ------------
             Telecommunication Services &
              Equipment - 6.8%
   4,000,000 Alestra SA de RL de CV,
              12.125%, 5/15/2006 (a).............................      3,910,000
   6,000,000 Clearnet Communications, Inc.,
              Sr. Disc. Notes, Step Bond,
              0.00%, 12/15/2005 (a)(b)(c)........................      6,120,000
   4,000,000 Global Crossing, Ltd.,
              9.125%, 11/15/2006 (b).............................      3,900,000
   4,000,000 Hermes Europe Railtel BV,
              10.375%, 1/15/2009.................................      3,460,000
   5,000,000 Star Choice Communications,
              13.00%, 12/15/2005.................................      5,100,000
                                                                    ------------
                                                                      22,490,000
                                                                    ------------
             Total Yankee Obligations
              (cost $39,362,131).................................     37,199,750
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - 3.4%
             Electronic Equipment &
              Services - 0.2%
     265,018 Ampex Corp., Class A (f)............................        745,363
                                                                    ------------
             Food & Beverage Products - 0.0% (g)
     131,250 Specialty Foods Acquis. Corp., (b)(f)...............          2,625
                                                                    ------------
             Gaming - 0.6%
  10,775,000 Gold River Hotel & Casino Corp.,
              Class B (f)(h) ....

   Shares                                                             Value

 COMMON STOCKS - continued
             Gaming - continued
     141,514 Isle of Capri Casinos, Inc., (a)(f)................   $  1,963,507
     100,463 JCC Holding Co., Class A (a)(f)....................        150,694
                                                                   ------------
                                                                      2,114,201
                                                                   ------------
             Industrial Specialty Products &
              Services - 0.1%
     306,638 Reunion Inds., Inc., (f)...........................        459,957
                                                                   ------------
             Leisure & Tourism - 0.4%
     370,294 Premier Cruise Line, Ltd., (f).....................      1,203,456
                                                                   ------------
             Telecommunication Services &
              Equipment - 2.1%
       2,570 AT&T Canada, Inc.,
              Class B Deposit Receipts (a)(f)...................        109,546
      48,250 Canadian Satellite
              Communication, Inc................................        597,871
      17,296 Nextel Communications, Inc.,
              Class A (a)(f)....................................      1,892,831
     179,353 Price Communications Corp., (f)....................      3,631,898
      15,090 Viatel, Inc., (f)..................................        577,193
                                                                   ------------
                                                                      6,809,339
                                                                   ------------
             Total Common Stocks
              (cost $16,709,754)................................     11,334,941
                                                                   ------------
 CONVERTIBLE PREFERRED STOCKS - 1.3%
             Electronic Equipment &
              Services - 0.3%
         750 Ampex Corp., (f)(h)................................      1,125,000
                                                                   ------------
             Telecommunication Services &
              Equipment - 1.0%
      16,000 Global Crossing, Ltd., (b).........................      3,284,000
                                                                   ------------
             Total Convertible Preferred Stocks
              (cost $4,612,900).................................      4,409,000
                                                                   ------------
 PREFERRED STOCKS - 4.0%
             Communication Systems &
              Services - 0.9%
      28,500 Adelphia Communications Corp.,
              Ser. B............................................      3,099,375
                                                                   ------------
             Electronic Equipment &
              Services - 2.2%
       6,679 Ampex Corp., (f)(h)................................      7,125,892
                                                                   ------------
             Finance & Insurance - 0.4%
      12,800 Sinclair Capital...................................      1,225,600
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.5%
           4 CSC Holdings, Inc., Ser. M (f).....................            382
      20,000 Primedia, Inc., Ser. F.............................      1,805,000
                                                                   ------------
                                                                      1,805,382
                                                                   ------------
             Total Preferred Stocks
              (cost $12,699,423)................................   $ 13,256,249
                                                                   ------------

                                   EVERGREEN
                             High Yield Bond Fund
                      Schedule of Investments (continued)
                                April 30, 2000


   Shares                                                              Value

 WARRANTS - 0.1%
             Communication Systems &
              Services - 0.1%
       4,500 Motient Corp.,
              expiring 4/1/2008 (f)..............................   $    180,000
                                                                    ------------
             Finance & Insurance - 0.0% (g)
       4,500 Ono Finance, PLC,
              expiring 5/31/2009 (b)(f)..........................         67,500
                                                                    ------------
             Transportation - 0.0% (g)
      76,000 CHC Helicopter Corp.,
              expiring 12/15/2000 (f)............................         76,000
                                                                    ------------
             Total Warrants
              (cost $315,000)....................................        323,500
                                                                    ------------

   Shares                                                             Value

 MUTUAL FUND SHARES - 23.0%
  75,616,185 Navigator Prime Portfolio,
              (cost $75,616,185) (i)............................    $ 75,616,185
                                                                    ------------

  Principal
   Amount                                                             Value
 REPURCHASE AGREEMENT - 2.6%
 $ 8,587,000 Evergreen Joint Repurchase
              Agreement, 5.80%, dated
              4/28/2000, due 5/1/2000, maturity
              value $8,591,150
              (cost $8,587,000) (j).............................       8,587,000
                                                                    ------------

             Total Investments -
              (cost $435,406,002).........................   121.5%  399,942,937
             Other Assets and
              Liabilities - net...........................   (21.5) (70,813,818)
                                                             -----  ------------
             Net Assets...................................   100.0% $329,129,119
                                                             =====  ============

(a) All or a portion of this security is on loan.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to rec-ognize interest income daily for the bond. This rate is based on total ex-pected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(d) Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(e) This obligation has filed Chapter 11 bankruptcy and has discontinued ac-crual of interest income.
(f) Non-income producing.
(g) Less than one-tenth of one percent of net assets.
(h) The securities are valued based upon their fair value determined under pro-cedures approved by the Board of Trustees.
(i) Represents investment of cash collateral received for securities on loan.
(j) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at April 30, 2000.

Summary of Abbreviations:
GBP  Great British Pound

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund
                            Schedule of Investments
                                 April 30, 2000

 Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 0.7% (h)
 $1,850,000 PNC Student Loan Trust I,
             Ser. 1997-2, Class A7,
             6.728%, 1/25/2007
             (cost $1,850,000)..................................   $  1,802,927
                                                                   ------------
 CORPORATE BONDS - 37.3%
            Automotive Equipment &
             Manufacturing - 1.4%
  2,000,000 Advance Stores Co., Inc., Ser. B,
             10.25%, 4/15/2008..................................      1,600,000
  2,000,000 Oxford Automotive, Inc., Ser. D,
             10.125%, 6/15/2007.................................      1,870,000
                                                                   ------------
                                                                      3,470,000
                                                                   ------------
            Building, Construction &
             Furnishings - 0.7%
  2,000,000 Del Webb Corp.,
             9.375%, 5/1/2009 (f)...............................      1,610,000
                                                                   ------------
            Business Equipment &
             Services - 0.7%
  2,000,000 Merrill Corp.,
             12.00%, 5/1/2009...................................      1,850,000
                                                                   ------------
            Cable/Other Video
             Distribution - 1.1%
  1,150,000 Acme Television, LLC, Sr. Disc. Notes,
             Ser. B, Step Bond,
             0.00%, 9/30/2004 (c)...............................      1,069,500
  4,000,000 Adelphia Communications Corp.,
             Sr. Disc. Notes,
             0.00%, 1/15/2008 (j)...............................      1,690,000
                                                                   ------------
                                                                      2,759,500
                                                                   ------------
            Chemical & Agricultural
             Products - 1.6%
  2,000,000 Huntsman ICI Chemicals LLC,
             10.125%, 7/1/2009..................................      2,010,000
  2,000,000 Lyondell Chemical Co., Ser. A,
             9.625%, 5/1/2007...................................      1,977,500
                                                                   ------------
                                                                      3,987,500
                                                                   ------------
            Communication Systems &
             Services - 1.4%
  3,000,000 UnitedGlobalCom, Inc., Sr. Secd. Disc.
             Notes, Ser. B, Step Bond,
             0.00%, 2/15/2008 (c)...............................      1,965,000
  1,750,000 XM Satellite Radio, Inc.,
             14.00%, 3/15/2010..................................      1,583,750
                                                                   ------------
                                                                      3,548,750
                                                                   ------------
            Environmental Services - 1.1%
            Allied Waste, Inc.:
  2,000,000  7.625%, 1/1/2006...................................      1,490,000
  1,750,000  10.00%, 8/1/2009 (f)...............................      1,194,375
                                                                   ------------
                                                                      2,684,375
                                                                   ------------
            Finance & Insurance - 0.6%
  1,500,000 Americo Life, Inc.,
             9.25%, 6/1/2005....................................      1,464,375
                                                                   ------------
            Food & Beverage Products - 0.3%
    825,000 AFC Enterprises, Inc.,
             10.25%, 5/15/2007..................................        808,500
                                                                   ------------

 Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
            Gaming - 2.9%
 $2,000,000 Ameristar Casinos, Inc., Ser. B,
             10.50%, 8/1/2004....................................   $  2,000,000
  2,000,000 Boyd Gaming Corp.,
             9.50%, 7/15/2007 (f)................................      1,900,000
  1,500,000 Hollywood Casino Corp.,
             13.00%, 8/1/2006....................................      1,590,000
  2,000,000 Isle of Capri Casinos, Inc.,
             8.75%, 4/15/2009....................................      1,815,000
                                                                    ------------
                                                                       7,305,000
                                                                    ------------
            Healthcare Products &
             Services - 1.2%
  1,470,000 Lifepoint Hosps. Holdings, Inc., Ser. B,
             10.75%, 5/15/2009...................................      1,521,450
  1,500,000 Triad Hosps. Holdings, Inc., Ser. B,
             11.00%, 5/15/2009...................................      1,567,500
                                                                    ------------
                                                                       3,088,950
                                                                    ------------
            Iron & Steel - 0.0%
  2,000,000 NSM Steel, Inc.,
             12.00%, 2/1/2006 (d)(e).............................         90,000
                                                                    ------------
            Lease Rental Obligations - 1.4%
  2,000,000 Budget Group, Inc.,
             9.125%, 4/1/2006 (f)................................      1,630,000
  2,000,000 United Rentals, Inc., Ser. B,
             9.25%, 1/15/2009 (f)................................      1,815,000
                                                                    ------------
                                                                       3,445,000
                                                                    ------------
            Leisure & Tourism - 1.0%
  2,000,000 Outboard Marine Corp., Ser. B,
             10.75%, 6/1/2008....................................      1,490,000
  1,000,000 Prime Hospitality Corp., Ser. B,
             9.75%, 4/1/2007 (f).................................        965,000
                                                                    ------------
                                                                       2,455,000
                                                                    ------------
            Manufacturing - Distributing - 1.0%
  2,000,000 Holley Performance Products, Inc.,
             Ser. B,
             12.25%, 9/15/2007...................................      1,630,000
  1,000,000 Sun World Intl., Inc., Ser. B,
             11.25%, 4/15/2004...................................        955,000
                                                                    ------------
                                                                       2,585,000
                                                                    ------------
            Metals & Mining - 0.1%
  2,000,000 Acme Metals, Inc.,
             10.875%, 12/15/2007 (e).............................        310,000
                                                                    ------------
            Oil/Energy - 3.4%
  2,000,000 Benton Oil & Gas Co.,
             9.375%, 11/1/2007...................................      1,175,000
  1,000,000 Energy Corp. of America, Ser. A,
             9.50%, 5/15/2007....................................        675,000
  2,000,000 HS Resources, Inc.,
             9.25%, 11/15/2006...................................      1,965,000
  2,000,000 Nuevo Energy Co., Ser. B,
             9.50%, 6/1/2008.....................................      1,975,000
    500,000 Ocean Energy, Inc., Ser. B,
             8.875%, 7/15/2007 (f)...............................        496,250
  2,500,000 Petsec Energy, Inc., Ser. B,
             9.50%, 6/15/2007 (e)................................      1,256,250

                                   EVERGREEN
                             Strategic Income Fund
                      Schedule of Investments (continued)
                                April 30, 2000

 Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
            Oil/Energy - continued
 $1,000,000 Vintage Petroleum, Inc.,
             9.00%, 12/15/2005..................................   $    990,000
                                                                   ------------
                                                                      8,532,500
                                                                   ------------
            Paper & Packaging - 3.2%
  1,990,000 Four M Corp., Ser. B,
             12.00%, 6/1/2006...................................      1,940,250
  2,000,000 Repap New Brunswick, Inc.,
             11.50%, 6/1/2004...................................      2,070,000
  2,000,000 Riverwood Intl. Corp.,
             10.875%, 4/1/2008 (f)..............................      1,930,000
  2,000,000 Stone Container Fin. Co.,
             11.50%, 8/15/2006..................................      2,075,000
                                                                   ------------
                                                                      8,015,250
                                                                   ------------
            Printing, Publishing, Broadcasting &
              Entertainment - 2.2%
  1,600,000 American Lawyer Media, Inc., Ser. B,
             9.75%, 12/15/2007..................................      1,512,000
  2,000,000 Pegasus Communications Corp.,
             9.75%, 12/1/2006 (f)...............................      1,970,000
  1,000,000 SFX Entertainment, Inc.,
             9.125%, 12/1/2008..................................      1,005,000
  1,000,000 Sinclair Broadcast Group, Inc.,
             10.00%, 9/30/2005 (f)..............................        958,750
                                                                   ------------
                                                                      5,445,750
                                                                   ------------
            Retailing & Wholesale - 0.7%
  2,000,000 Ames Dept. Stores, Inc.,
             10.00%, 4/15/2006 (f)..............................      1,860,000
                                                                   ------------
            Telecommunication Services &
             Equipment - 8.0%
  2,255,000 AMSC Acquisition Co., Inc., Ser. B,
             12.25%, 4/1/2008...................................      1,657,425
  2,000,000 Crown Castle Intl. Corp.,
             Sr. Disc. Notes, Step Bond,
             0.00%, 5/15/2011 (c)...............................      1,210,000
            Intermedia Communications, Inc., Ser. B:
  1,225,000 8.60%, 6/1/2008.....................................      1,120,875
    900,000 Sr. Disc. Notes, Step Bond,
            0.00%, 7/15/2007 (c)................................        693,000
  2,000,000 Level 3 Communications, Inc.,
             9.125%, 5/1/2008...................................      1,750,000
  1,500,000 Microcell Telecommunications, Inc.,
             Sr. Disc. Notes, Step Bond,
             0.00%, 6/1/2009 (c)................................        967,500
  2,000,000 Nextel Communications, Inc.,
             9.375%, 11/15/2009.................................      1,920,000
  2,700,000 Nextlink Communications, Inc.,
             Sr. Disc. Notes, Step Bond,
             0.00%, 6/1/2009 (c) (f)............................      1,593,000
  1,500,000 Price Communications Wireless, Inc.,
             11.75%, 7/15/2007..................................      1,627,500
  2,000,000 PSINet, Inc.,
             11.50%, 11/1/2008..................................      1,790,000
  2,000,000 RCN Corp., Sr. Disc. Notes, Step Bond,
             0.00%, 10/15/2007 (c)..............................      1,285,000
  4,125,000 Tritel PCS, Inc., Sr. Disc. Notes, Step Bond,
             0.00%, 5/15/2009 (c)...............................      2,743,125

 Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
            Telecommunication Services &
             Equipment - continued
 $3,334,657 Winstar Communications, Inc.,
             Sr. Disc. Notes, Step Bond,
             0.00%, 4/15/2005 (c) (d)............................   $  1,508,932
                                                                    ------------
                                                                      19,866,357
                                                                    ------------
            Transportation - 1.9%
  2,000,000 American Commercial Lines, LLC,
             Ser. B,
             10.25%, 6/30/2008...................................      1,670,000
            Piedmont Aviation, Inc.:
    852,000 9.90%, 1/15/2001.....................................        853,715
  1,389,000 10.15%, 3/28/2003....................................      1,340,149
    896,000 USAir, Inc., Ser. 88-B,
             9.90%, 1/15/2001....................................        889,481
                                                                    ------------
                                                                       4,753,345
                                                                    ------------
            Utilities - 1.4%
  1,000,000 Cleveland Elec. Illuminating Co., Ser. B,
             9.50%, 5/15/2005....................................      1,013,408
  2,218,808 Tucson Elec. Pwr. Co., Ser. B,
             10.211%, 1/1/2009...................................      2,396,313
                                                                    ------------
                                                                       3,409,721
                                                                    ------------
            Total Corporate Bonds
             (cost $102,699,182).................................     93,344,873
                                                                    ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 20.0%
            Banks - 2.2%
    400,000 European Investment Bank,
        GBP 7.625%, 12/7/2006....................................        657,719
 42,348,000 Realkredit Danmark,
        DKK 6.00%, 10/1/2029.....................................      4,867,741
                                                                    ------------
                                                                       5,525,460
                                                                    ------------
            Communication Systems &
             Services - 0.7%
  2,000,000 Level 3 Communications, Inc.,
        LUF 10.75%, 3/15/2008....................................      1,758,248
                                                                    ------------
            Finance & Insurance - 1.9%
  3,000,000 CEI Citicorp Holdings,
        ARS 11.25%, 2/14/2007....................................      2,911,994
  2,000,000 PTC Intl. Fin. BV,
        EUR 11.25%, 12/1/2009....................................      1,943,656
                                                                    ------------
                                                                       4,855,650
                                                                    ------------
            Government - 10.8%
  6,650,000 Canada, Ser. J34,
        CAD 11.25%, 12/15/2002...................................      5,017,474
 20,500,000 Canada, Quebec, Ser. OA,
        CAD 7.75%, 3/30/2006.....................................     14,590,452
  5,400,000 Germany,
        EUR 4.50%, 3/15/2002.....................................      4,900,549
 18,000,000 South Africa,
        ZAR 13.00%, 8/31/2010....................................      2,446,528
    155,301 Spain,
        EUR 5.00%, 1/31/2001.....................................        141,749
                                                                    ------------
                                                                      27,096,752
                                                                    ------------

                                   EVERGREEN
                             Strategic Income Fund
                       Schedule of Investments (continued)
                                 April 30, 2000

 Principal
   Amount                                                            Value

 FOREIGN BONDS (NON U.S. DOLLARS) - continued
            Telecommunication Services &
             Equipment - 2.4%
  1,500,000 Jazztel, PLC,
        EUR  13.25%, 12/15/2009................................   $  1,360,241
  1,300,000 Metromedia Fiber NV,
        EUR  10.00%, 12/15/2009................................      1,162,271
  3,500,000 NTL, Inc.,
        GBP  10.75%, 4/1/2008..................................      3,582,933
                                                                  ------------
                                                                     6,105,445
                                                                  ------------
            Transportation - 0.7%
  2,000,000 Hermes Europe Railtel,
        EUR  10.375%, 1/15/2006................................      1,616,122
                                                                  ------------
            Utilities - Water - 1.3%
  2,000,000 Azurix Corp.,
        GBP  10.375%, 2/15/2007................................      3,113,902
                                                                  ------------
            Total Foreign Bonds (Non U.S. Dollars)
             (cost $53,863,728)................................     50,071,579
                                                                  ------------
 MORTGAGE-BACKED SECURITIES - 12.8%(h)
            FHLMC - 2.5%
 $1,532,221  7.00%, 5/1/2011-12/1/2011.........................      1,499,600
  1,563,179  7.22%, 4/1/2022...................................      1,613,732
  3,029,844  8.50%, 5/1/2029...................................      3,081,987
                                                                  ------------
                                                                     6,195,319
                                                                  ------------
            FNMA - 10.3%
 24,805,891  6.50%, 8/1/2028-9/1/2028..........................     23,181,849
    103,718  7.00%, 11/1/2027..................................         99,339
  1,089,348  7.34%, 9/1/2021...................................      1,119,781
  1,510,193  8.00%, 11/1/2029..................................      1,509,227
                                                                  ------------
                                                                    25,910,196
                                                                  ------------
            Total Mortgage-Backed Securities
             (cost $33,765,932)................................     32,105,515
                                                                  ------------
 U.S. TREASURY OBLIGATIONS - 7.3%
            U.S. Treasury Bonds:
  1,610,000  5.25%, 2/15/2029..................................      1,415,291
  1,885,000  6.125%, 8/15/2029.................................      1,890,303
            U.S. Treasury Notes:
 10,680,000  5.50%, 12/31/2000.................................     10,609,918
  3,750,000  5.625%, 5/15/2008.................................      3,564,844
    850,000  6.00%, 8/15/2009..................................        829,812
                                                                  ------------
            Total U.S. Treasury Obligations
             (cost $18,486,648)................................     18,310,168
                                                                  ------------
 YANKEE OBLIGATIONS - 13.5%
            Cable/Other Video Distribution - 0.5%
  2,600,000 United Pan Europe Commerce NV,
             Sr. Disc. Notes, Step Bond,
             0.00%, 8/1/2005 (c)...............................      1,261,000
                                                                  ------------
            Finance & Insurance - 1.0%
  2,000,000 Ono Finance, PLC,
             13.00%, 5/1/2009..................................      2,050,000
    800,000 PTC Intl. Fin. BV, Step Bond,
             0.00%, 7/1/2002 (c)...............................        570,000
                                                                  ------------
                                                                     2,620,000
                                                                  ------------

 Principal
   Amount                                                              Value

 YANKEE OBLIGATIONS - continued
            Government - 7.2%
            Brazil:
 $1,232,250  5.88%, 4/6/2015.....................................   $  1,097,565
  3,090,839  8.00%, 4/15/2014....................................      2,213,968
  1,500,000  12.25%, 3/6/2030....................................      1,363,200
  2,800,000  14.50%, 10/15/2009..................................      2,957,640
  4,000,000 Columbia,
             11.75%, 2/25/2020...................................      3,407,600
  1,000,000 Philippines,
             9.875%, 3/16/2010...................................        951,250
            United Mexican States:
  2,000,000  11.375%, 9/15/2016..................................      2,259,200
  3,100,000  11.50%, 5/15/2026...................................      3,659,860
                                                                    ------------
                                                                      17,910,283
                                                                    ------------
            Metals & Mining - 0.5%
  2,000,000 Bulong Operation Property Ltd.,
             12.50%, 12/15/2008 (d)..............................      1,190,000
                                                                    ------------
            Oil/Energy - 0.8%
  1,850,000 Petroleos Mexicanos,
             9.50%, 9/15/2027....................................      1,933,250
                                                                    ------------
            Paper & Packaging - 0.8%
  2,000,000 Grupo Indl. Durango SA de CV,
             12.625%, 8/1/2003 (f)...............................      2,015,000
                                                                    ------------
            Telecommunication Services & Equipment - 2.7%
  1,000,000 Alestra SA de RL de CV,
             12.125%, 5/15/2006..................................        977,500
  2,000,000 Global Crossing, Ltd.,
             9.125%, 11/15/2006 (d)..............................      1,950,000
  2,500,000 Globo Communicacoes Participacion,
             10.625%, 12/5/2008..................................      2,068,750
  2,000,000 Hermes Europe Railtel BV,
             10.375%, 1/15/2009..................................      1,730,000
                                                                    ------------
                                                                       6,726,250
                                                                    ------------
            Total Yankee Obligations
             (cost $35,412,909)..................................     33,655,783
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - 2.3%
            Gaming - 0.3%
     48,486 Isle of Capri Casinos, Inc. (a)......................        672,743
     29,167 JCC Holding Co., Class A (a).........................         43,751
                                                                    ------------
                                                                         716,494
                                                                    ------------
            Leisure & Tourism - 0.1%
     74,059 Premier Cruise Line, Ltd., (a).......................        240,692
                                                                    ------------
            Electronic Equipment &
             Instruments - 0.0%
      8,252 Ampex Corp., Class A (a)(k)..........................         23,209
                                                                    ------------

                                   EVERGREEN
                             Strategic Income Fund
                       Schedule of Investments (continued)
                                 April 30, 2000


   Shares                                                              Value

 COMMON STOCKS - continued
            Wireless Telecommunications
             Services - 1.9%
     15,098 Nextel Communications, Inc.,
             Class A (a)(f)......................................   $  1,652,287
    152,000 Price Communications Corp. (a).......................      3,078,000
                                                                    ------------
                                                                       4,730,287
                                                                    ------------
            Total Common Stocks
             (cost $6,351,276)...................................      5,710,682
                                                                    ------------
 CONVERTIBLE PREFERRED STOCKS - 0.7%
            Telecommunication Services &
             Equipment - 0.7%
      8,000 Global Crossing, Ltd.
             (cost $2,000,000) (d)...............................      1,642,000
                                                                    ------------
 PREFERRED STOCKS - 0.3%
            Electronic Equipment &
             Instruments - 0.3%
        588 Ampex Corp.
             (cost $560,482) (a) (k).............................        627,343
                                                                    ------------
 WARRANTS - 0.0% (i)
            Communication Systems &
             Services - 0.0% (i)
      2,255 Motient Corp., expiring 4/1/2008 (a).................         90,200
                                                                    ------------
            Finance & Insurance - 0.0% (i)
      2,000 Ono Finance, PLC,
             expiring 5/31/2009 (a)..............................         30,000
                                                                    ------------
            Total Warrants
             (cost $112,750).....................................        120,200
                                                                    ------------

    Shares                                                             Value
 9
 MUTUAL FUND SHARES - 5.7%
   14,199,600 Navigator Prime Portfolio,
               (cost $14,199,600) (g)............................   $ 14,199,600
                                                                    ------------

  Principal
   Amount                                                            Value

 REPURCHASE AGREEMENT - 6.2%
 $15,392,000 Evergreen Joint Repurchase
              Agreement, dated 4/28/2000,
              5.80%, maturing 5/1/2000,
              maturity value $15,399,434
              (Cost $15,392,000) (b)...........................     15,392,000
                                                                  ------------

             Total Investments -
              (cost $284,694,507)........................   106.8%  266,982,670
             Other Assets and
              Liabilities - net..........................    (6.8)  (16,946,468)
                                                            -----  ------------
             Net Assets..................................   100.0% $250,036,202
                                                            =====  ============

(a) Non-income producing.
(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 2000.
(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to rec-ognize interest income daily for the bond. This rate is based on total ex-pected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e) This obligation has filed Charpter 11 bankruptcy and has discontinued ac-crual of interest income.
(f) All or a portion of this security is on loan.
(g) Represents investment of cash collateral received for securities on loan.
(h) The average maturity may be shorter than the stated maturity due to sched-uled interim principal payments.
(i) Less than one-half of one percent of net assets.
(j) Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(k) The securities are valued based upon their fair value determined under pro-cedures approved by the Board of Trustees.

Summary of Abbreviations:
ARS   Argentine Peso
CAD   Canadian Dollar
DKK   Danish Kroner
EUR   Eurodollar
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GBP   Great British Pound
LUF   Luxemborg Francs
ZAR   South African Rand

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund
                            Schedule of Investments
                                 April 30, 2000

  Principal
   Amount                                                              Value

 CORPORATE BONDS - 18.7%
             Banks - 2.7%
 $ 5,000,000 Fleet National Bank, Providence, RI,
              5.75%, 1/15/2009...................................   $  4,341,635
   7,000,000 Society National Bank, Cleveland OH,
              6.75%, 6/15/2003...................................      6,778,331
                                                                    ------------
                                                                      11,119,966
                                                                    ------------
             Cable/Other Video
              Distribution - 2.2%
   8,000,000 Comcast Cable Communications,
              6.20%, 11/15/2008..................................      7,010,512
   2,000,000 Time Warner Entertainment Co., LP,
              7.25%, 9/1/2008....................................      1,907,294
                                                                    ------------
                                                                       8,917,806
                                                                    ------------
             Diversified Companies - 0.7%
   3,000,000 Williams Holdings Delaware, Inc.,
              6.125%, 12/1/2003..................................      2,825,787
                                                                    ------------
             Finance - 1.5%
   6,000,000 Ford Motor Credit Co.,
              6.50%, 2/28/2002...................................      5,897,814
                                                                    ------------
             Food & Beverage
              Products - 0.8%
   3,500,000 Pepsi Bottling Holdings, Inc.,
              5.375%, 2/17/2004 (a)..............................      3,260,562
                                                                    ------------
             Machinery - Diversified - 0.7%
   3,000,000 Case Corp.,
              Ser. B,
              6.25%, 12/1/2003 (a)...............................      2,811,075
                                                                    ------------
             Retailing & Wholesale - 5.0%
   7,000,000 Dayton Hudson Corp.,
              5.95%, 6/15/2000...................................      6,989,360
   4,000,000 Kroger Co.,
              6.00%, 7/1/2000....................................      3,988,232
  10,000,000 Wal-Mart Stores, Inc.,
              6.875%, 8/10/2009..................................      9,666,600
                                                                    ------------
                                                                      20,644,192
                                                                    ------------
             Telecommunication Services &
              Equipment - 3.3%
   4,500,000 GTE Corp.,
              6.94%, 4/15/2028...................................      3,997,899
  10,000,000 Worldcom, Inc.,
              6.40%, 8/15/2005...................................      9,505,260
                                                                    ------------
                                                                      13,503,159
                                                                    ------------
             Transportation - 1.8%
   3,863,481 Continental Airlines,
              Passthru Certificates, Ser. 1999-1,
              Class C,
              6.954%, 2/2/2011...................................      3,669,322
   4,250,000 Union Pacific Corp.,
              6.625%, 2/1/2008...................................      3,866,246
                                                                    ------------
                                                                       7,535,568
                                                                    ------------
             Total Corporate Bonds
              (cost $81,898,155).................................     76,515,929
                                                                    ------------

  Principal
   Amount                                                          Value

 MORTGAGE-BACKED SECURITIES - 52.2%
             FAMC - 0.2%
 $   993,000 7.37%, 8/1/2006.................................   $    981,743
                                                                ------------
             FHLMC - 25.0%
   9,704,116 6.00%, 2/1/2029.................................      8,800,566
  37,705,137 6.50%, 9/1/2008 - 2/1/2029......................     35,623,323
  24,063,038 7.00%, 2/1/2028 - 7/1/2028......................     23,068,793
   8,500,000 7.36%, 6/5/2007.................................      8,293,238
  18,596,658 7.50%, 5/1/2027 - 8/1/2028......................     18,250,241
   1,811,183 8.00%, 7/1/2017 - 4/1/2022......................      1,819,804
   1,569,988 8.50%, 2/1/2017 - 10/1/2017.....................      1,599,757
   2,933,408 9.00%, 1/1/2017 - 4/1/2021......................      3,031,585
     496,486 9.50%, 9/1/2020.................................        524,463
     608,129 10.00%, 12/1/2019 - 8/1/2021....................        644,788
     932,877 10.50%, 12/1/2019...............................        998,888
                                                                ------------
                                                                 102,655,446
                                                                ------------
             FNMA - 11.0%
   2,189,214 6.00%, 2/1/2008 - 5/1/2011......................      2,099,081
   3,873,753 6.37%, 3/1/2006.................................      3,709,298
   3,500,000 6.40%, 12/1/2007................................      3,276,692
   2,966,949 6.50%, 1/1/2024.................................      2,770,196
  19,453,259 7.00%, 4/1/2011 - 11/1/2026.....................     18,796,186
   9,303,249 7.50%, 7/1/2023 - 5/1/2027......................      9,119,485
   3,930,008 8.00%, 8/1/2025.................................      3,935,942
     679,324 9.50%, 6/1/2022.................................        713,969
     544,294 11.00%, 1/1/2016................................        591,435
                                                                ------------
                                                                  45,012,284
                                                                ------------
             GNMA - 16.0%
  15,197,613 6.00%, 2/20/2028 - 2/20/2029....................     13,784,419
  13,217,456 6.50%, 10/15/2025 - 5/20/2028...................     12,408,046
  14,255,998 7.00%, 12/15/2022 - 3/15/2028...................     13,736,966
   6,430,921 7.50%, 2/15/2022 - 8/15/2023....................      6,329,736
   9,907,086 8.00%, 9/15/2009 - 9/15/2026....................      9,970,081
   4,447,878 8.50%, 12/15/2021 - 7/15/2024...................      4,541,202
   2,248,089 9.00%, 1/15/2020 - 9/15/2021....................      2,328,725
   1,698,917 9.50%, 1/15/2019 - 2/15/2021....................      1,783,333
     451,207 10.00%, 12/15/2018..............................        482,932
                                                                ------------
                                                                  65,365,440
                                                                ------------
             Total Mortgage-Backed Securities
              (cost $223,443,572)............................    214,014,913
                                                                ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.4%
             FNMA:
   2,262,000 5.125%, 2/13/2004...............................      2,104,377
  10,000,000 5.75%, 4/15/2003................................      9,614,650
   4,480,000 6.16%, 4/3/2001.................................      4,453,877
   2,000,000 7.50%, 2/11/2002................................      2,013,448
                                                                ------------
             Total U.S. Government & Agency Obligations
              (cost $18,548,843).............................     18,186,352
                                                                ------------

                                   EVERGREEN
                              U.S. Government Fund
                       Schedule of Investments (continued)
                                 April 30, 2000

  Principal
   Amount                                                              Value

 U.S. TREASURY OBLIGATIONS - 22.8%
             U.S. Treasury Bonds:
 $15,100,000 8.50%, 2/15/2020....................................   $ 18,813,664
  11,340,000 8.75%, 8/15/2020....................................     14,490,400
  18,310,000 8.875%, 8/15/2017 - 2/15/2019.......................     23,235,084
   3,400,000 9.25%, 2/15/2016....................................      4,379,625
             U.S. Treasury Notes:
  21,285,000 6.125%, 9/30/2000...................................     21,271,697
   9,750,000 6.625%, 5/15/2007...................................      9,820,083
   1,300,000 7.00%, 7/15/2006....................................      1,330,469
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $94,513,396).................................     93,341,022
                                                                    ------------

  Principal
   Amount                                                             Value

 REPURCHASE AGREEMENT - 1.0%
 $ 4,152,772 Societe Generale 5.70%,
              dated 04/28/2000, due 05/01/2000,
              maturity value $4,154,745
              (cost $4,152,772) (b).............................   $  4,152,772
                                                                   ------------
             Total Investments -
              (cost $422,556,738)........................    99.1%  406,210,988
             Other Assets and
              Liabilities - net..........................     0.9     3,733,918
                                                            -----  ------------
             Net Assets..................................   100.0% $409,944,906
                                                            =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A , as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The repurchase agreement is fully collaterized by $4,235,985 U.S. Treasury Notes, 3.625% and 4.25%, 04/15/28 and 11/15/03 respectively; value includ-ing accrued interest-$4,241,854.

Summary of Abbreviations:
FAMC  Federal Agricultural Mortgage Corporation
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds
                      Statements of Assets and Liabilities
                                 April 30, 2000

                          Diversified    High Yield    Strategic    U.S. Government
                           Bond Fund        Fund      Income Fund        Fund
-----------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $382,822,300  $435,406,002  $284,694,507   $422,556,738
 Net unrealized losses
  on securities.........   (12,853,613)  (35,463,065)  (17,711,837)   (16,345,750)
-----------------------------------------------------------------------------------
 Market value of
  securities............   369,968,687   399,942,937   266,982,670    406,210,988
 Cash...................           334         1,563           565              0
 Receivable for
  securities sold.......     3,541,353     4,690,345     1,517,715          1,603
 Receivable for Fund
  shares sold...........        25,906       395,141       580,165        297,720
 Dividends and interest
  receivable............     6,620,259     8,006,717     5,238,655      4,406,099
 Unrealized gains on
  forward foreign
  currency exchange
  contracts.............       376,766             0             0              0
 Prepaid expenses and
  other assets..........       189,611       183,784        63,134        198,815
-----------------------------------------------------------------------------------
  Total assets..........   380,722,916   413,220,487   274,382,904    411,115,225
-----------------------------------------------------------------------------------
Liabilities
 Distributions payable..       800,044     1,064,503       625,688        491,806
 Payable for securities
  purchased.............     3,577,497     6,565,590     8,772,053              0
 Payable for Fund shares
  redeemed..............       470,729       721,508       470,094        600,643
 Payable for closed
  forward foreign
  currency exchange
  contracts.............        42,660             0       161,783              0
 Payable for securities
  on loan...............     8,187,470    75,616,185    14,199,600              0
 Advisory fee payable...        11,900        12,643        39,000         14,097
 Distribution Plan
  expenses payable......         8,865         8,514        12,368          9,053
 Due to other related
  parties...............         3,005         2,691         2,045          3,356
 Accrued expenses and
  other liabilities.....       143,106        99,734        64,071         51,364
-----------------------------------------------------------------------------------
  Total liabilities.....    13,245,276    84,091,368    24,346,702      1,170,319
-----------------------------------------------------------------------------------
Net assets..............  $367,477,640  $329,129,119  $250,036,202   $409,944,906
-----------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $477,090,463  $557,579,923  $359,381,289   $456,503,860
 Overdistributed net
  investment income.....    (1,016,291)   (1,094,467)   (4,168,259)      (130,293)
 Accumulated net
  realized losses on
  securities and foreign
  currency related
  transactions..........   (96,116,239) (191,893,272)  (87,433,147)   (30,082,911)
 Net unrealized losses
  on securities and
  foreign currency
  related transactions..   (12,480,293)  (35,463,065)  (17,743,681)   (16,345,750)
-----------------------------------------------------------------------------------
Total net assets........  $367,477,640  $329,129,119  $250,036,202   $409,944,906
-----------------------------------------------------------------------------------
Net assets consists of
 Class A................  $344,295,809  $291,575,036  $129,885,506   $ 91,122,996
 Class B................    21,693,651    28,228,674   104,109,570     82,665,290
 Class C................       602,592     3,172,421    14,655,531      4,740,070
 Class Y................       885,588     6,152,988     1,385,595    231,416,550
-----------------------------------------------------------------------------------
Total net assets........  $367,477,640  $329,129,119  $250,036,202   $409,944,906
-----------------------------------------------------------------------------------
Shares outstanding
 Class A................    24,112,274    78,316,259    21,212,330      9,962,711
 Class B................     1,519,261     7,581,017    16,951,841      9,038,258
 Class C................        42,199       852,134     2,389,832        518,257
 Class Y................        62,020     1,652,616       230,101     25,302,130
-----------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      14.28  $       3.72  $       6.12   $       9.15
-----------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $      14.99  $       3.91  $       6.43   $       9.61
-----------------------------------------------------------------------------------
 Class B................  $      14.28  $       3.72  $       6.14   $       9.15
-----------------------------------------------------------------------------------
 Class C................  $      14.28  $       3.72  $       6.13   $       9.15

 Class Y................  $      14.28  $       3.72  $       6.02   $       9.15
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds
                            Statements of Operations
                           Year Ended April 30, 2000

                          Diversified    High Yield    Strategic    U.S. Government
                           Bond Fund        Fund      Income Fund        Fund
-----------------------------------------------------------------------------------
Investment income
 Interest...............  $ 33,022,858  $ 35,192,353  $ 25,569,046   $ 29,852,045
 Dividends..............             0       809,078        52,889              0
-----------------------------------------------------------------------------------
Total investment
 income.................    33,022,858    36,001,431    25,621,935     29,852,045
-----------------------------------------------------------------------------------
Expenses
 Advisory fee...........     2,308,312     2,195,662     1,712,814      2,074,200
 Distribution Plan
  expenses..............     1,313,883     1,223,623     1,697,136      1,313,775
 Administrative services
  fees..................       168,956       146,865       103,011        208,118
 Transfer agent fee.....       996,753     1,080,754       641,268        538,366
 Trustees' fees and
  expenses..............         8,440         7,313         5,715          8,798
 Printing and postage
  expenses..............        61,743        22,702        19,352         66,195
 Custodian fee..........       136,141       112,991       182,333        121,850
 Registration and filing
  fees..................       109,832       107,672        76,277         44,515
 Professional fees......        30,756        25,076        21,524         34,023
 Interest expense.......        63,367             0        11,485              0
 Other..................        75,133        28,902        19,009         23,362
-----------------------------------------------------------------------------------
  Total expenses........     5,273,316     4,951,560     4,489,924      4,433,202
  Less: Expense
   reductions...........       (30,921)      (37,507)      (29,982)       (14,764)
    Fee waivers.........             0             0    (1,474,921)             0
-----------------------------------------------------------------------------------
  Net expenses..........     5,242,395     4,914,053     2,985,021      4,418,438
-----------------------------------------------------------------------------------
 Net investment income..    27,780,463    31,087,378    22,636,914     25,433,607
-----------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
  losses on:
  Securities............   (19,988,388)   (8,973,391)  (20,089,890)    (4,097,300)
  Foreign currency
   related transactions.     1,166,885         3,410      (847,899)             0
-----------------------------------------------------------------------------------
 Net realized losses on
  securities and foreign
  currency related
  transactions..........   (18,821,503)   (8,969,981)  (20,937,789)    (4,097,300)
-----------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..   (15,642,492)  (20,452,438)   (6,814,154)   (17,043,503)
-----------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions..........   (34,463,995)  (29,422,419)  (27,751,943)   (21,140,803)
-----------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $ (6,683,532) $  1,664,959  $ (5,115,029)  $  4,292,804
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds
                      Statements of Changes in Net Assets
                           Year Ended April 30, 2000

                           Diversified    High Yield      Strategic    U.S. Government
                            Bond Fund        Fund        Income Fund        Fund
--------------------------------------------------------------------------------------
Operations
 Net investment income..  $  27,780,463  $  31,087,378  $  22,636,914   $  25,433,607
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    (18,821,503)    (8,969,981)   (20,937,789)     (4,097,300)
 Net change in
  unrealized losses on
  securities and foreign
  currency related
  transactions..........    (15,642,492)   (20,452,438)    (6,814,154)    (17,043,503)
--------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     (6,683,532)     1,664,959     (5,115,029)      4,292,804
--------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............    (26,704,956)   (26,602,486)   (11,195,138)     (5,006,277)
  Class B...............     (2,149,481)    (3,139,015)    (8,052,987)     (5,358,379)
  Class C...............        (39,330)      (157,367)    (1,043,128)       (265,314)
  Class Y...............       (137,130)      (415,631)      (104,875)    (14,786,473)
 Tax return of capital
  Class A...............              0     (2,226,050)    (1,869,096)              0
  Class B...............              0       (262,668)    (1,344,495)              0
  Class C...............              0        (13,168)      (174,156)              0
  Class Y...............              0        (34,779)       (17,509)              0
--------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (29,030,897)   (32,851,164)   (23,801,384)    (25,416,443)
--------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     17,572,233    132,551,100     76,866,055     103,805,468
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     16,881,832     17,577,277     14,889,465      18,664,226
 Payment for shares
  redeemed..............   (123,241,579)  (197,257,194)  (113,575,291)   (225,076,407)
 Net asset value of
  shares issued in
  acquisition of
  Evergreen Intermediate
  Term Government
  Securities Fund.......              0              0              0     134,184,956
--------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    (88,787,514)   (47,128,817)   (21,819,771)     31,578,243
--------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............   (124,501,943)   (78,315,022)   (50,736,184)     10,454,604
Net assets
 Beginning of period....    491,979,583    407,444,141    300,772,386     399,490,302
--------------------------------------------------------------------------------------
 End of period..........  $ 367,477,640  $ 329,129,119  $ 250,036,202   $ 409,944,906
--------------------------------------------------------------------------------------
Overdistributed net
 investment income......  $  (1,016,291) $  (1,094,467) $  (4,168,259)  $    (130,293)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds
                      Statements of Changes in Net Assets
                           Year Ended April 30, 1999

                                                            Strategic
                             Diversified    High Yield       Income      U.S. Government
                              Bond Fund        Fund           Fund            Fund
----------------------------------------------------------------------------------------
 Operations
  Net investment income...  $  32,227,280  $  37,489,359  $  21,300,248   $  20,420,596
  Net realized gains or
   losses on securities
   and foreign currency
   related transactions...     (2,756,805)   (32,992,679)    (2,750,711)     (3,174,666)
  Net change in unrealized
   losses on securities
   and foreign currency
   related transactions...    (11,399,726)   (17,420,079)   (15,938,209)        (70,943)
----------------------------------------------------------------------------------------
   Net increase (decrease)
    in net assets
    resulting from
    operations............     18,070,749    (12,923,399)     2,611,328      17,174,987
----------------------------------------------------------------------------------------
 Distributions to
  shareholders from
  Net investment income
   Class A................    (28,965,373)   (32,234,535)   (12,896,911)     (2,526,898)
   Class B................     (3,394,507)    (5,689,291)    (7,428,231)     (6,471,126)
   Class C................        (14,128)      (108,780)    (1,164,628)       (286,185)
   Class Y................        (18,815)      (586,532)      (179,221)    (11,283,844)
----------------------------------------------------------------------------------------
   Total distributions to
    shareholders..........    (32,392,823)   (38,619,138)   (21,668,991)    (20,568,053)
----------------------------------------------------------------------------------------
 Capital share
  transactions
  Proceeds from shares
   sold...................     41,955,901     78,304,005     85,889,098     175,698,259
  Payment for shares
   redeemed...............   (125,778,077)  (158,882,006)  (108,306,974)   (145,952,368)
  Net asset value of
   shares issued in
   reinvestment of
   distributions..........     18,434,939     21,076,105     14,412,889      14,956,563
  Net asset value of
   shares issued in
   acquisition of CoreFund
   Government Income
   Fund...................              0              0              0      25,935,637
----------------------------------------------------------------------------------------
   Net increase (decrease)
    in net assets
    resulting from capital
    share transactions....    (65,387,237)   (59,501,896)    (8,004,987)     70,638,091
----------------------------------------------------------------------------------------
    Total increase
     (decrease) in net
     assets...............    (79,709,311)  (111,044,433)   (27,062,650)     67,245,025
 Net assets
  Beginning of period.....    571,688,894    518,488,574    327,835,036     332,245,277
----------------------------------------------------------------------------------------
  End of period...........  $ 491,979,583  $ 407,444,141  $ 300,772,386   $ 399,490,302
----------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income........  $   2,675,445  $  (1,570,499) $    (771,049)  $    (147,457)
----------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Long Term Bond Funds consist of Evergreen Diversified Bond Fund ("Diversified Bond Fund"), Evergreen High Yield Bond Fund ("High Yield Fund"), Evergreen Strategic Income Fund ("Strategic Income Fund") and Evergreen U.S. Government Fund ("U.S. Government Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were initially purchased. Class C shares are sold subject to a 2.00% contingent deferred sales charge payable on shares redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were initially purchased. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed- income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valua-tions are not available from an independent pricing service (including re-stricted securities) are valued at fair value as determined in good faith ac-cording to procedures established by the Board of Trustees.

Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available, in-cluding restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Mutual fund shares held in a Fund's portfolio are valued at the net asset value of each mutual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the mar-ket value of the securities pledged falls below the carrying value of the re-purchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines es-tablished by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, each Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Forward Foreign Currency Exchange Contracts
Each Fund, except for U.S. Government Fund, may enter into forward foreign cur-rency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obliga-tions under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

G. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. The Funds' investment advisors will monitor the creditworthiness of such bor-rowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the bor-rower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in con-nection with such loans.

H. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after, when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

I. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

J. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net real-ized foreign currency gains or losses. During the year ended April 30, 2000 the primary differences for the High Yield Fund were due to the expiration of capi-tal loss carryovers which amounted to $122,349,861.

K. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company ("EIMC"), an indirect wholly owned sub-sidiary of First Union National Bank ("FUNB"), is the investment advisor for Diversified Bond Fund, High Yield Fund and Strategic Income Fund. In return for providing investment management and administrative services to the Funds, EIMC is paid a management fee that is calculated and paid daily. The management fee is computed at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.41% and declining to 0.16% per annum as net assets increase, to the average daily net assets of each Fund. Prior to January 3, 2000 the management fee was computed daily at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increased, to the average daily net assets of each Fund.

FUNB, a subsidiary of First Union, serves as the investment advisor to the U.S. Government Fund and is paid a management fee that is calculated and paid daily at an annual rate of 0.42% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.50% of the Fund's average daily net assets.

During the year ended April 30, 2000, the amount of investment advisory fees waived by the investment advisor for the Strategic Income Fund was $1,474,921 and the impact on the Fund's expense ratio represented as a percentage of its average net assets was 0.52%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to March 15, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trust-ees receive no compensation directly from the Funds.

For its services, Diversified Bond Fund, High Yield Fund and Strategic Income Fund pay the administrator a fee at an annual rate of 0.10% of each Fund's av-erage daily net assets. Prior to January 3, 2000, the administration fee was paid by the investment advisor and was not a fund expense. However, the Funds reimbursed EIMC for providing certain administration and accounting expenses. The sub-administration fee was also paid by the investment advisor until the sub-administration agreement with BISYS was terminated on March 15, 2000.

For its services, the U.S. Government Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. Prior to January 3, 2000, the administrator for the U.S. Government Fund were entitled to an an-nual fee based on the combined average daily net assets of all of the funds ad-ministered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee was calculated by ap-plying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of the Fund. Prior to March 15, 2000 the sub-administration fee was calculated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of the Fund.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution

Plan expenses". Under the Distribution Plans, Class A incurs distributions fees equal to 0.25% of the average daily net assets of the class, all of which is used to pay for shareholder service fees. Class B and Class C incur distribu-tion fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated and paid daily.

During the year ended April 30, 2000, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                            Class A   Class B   Class C
                                            ----------------------------
         Diversified Bond Fund............. $961,855 $  345,756 $  6,272
         High Yield Fund...................  794,211    408,756   20,656
         Strategic Income Fund.............  372,477  1,172,715  151,944
         U.S. Government Fund..............  213,068  1,048,826   51,881

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on July 30, 1999, U.S. Government Fund ac-quired substantially all of the assets and assumed certain liabilities of Ever-green Intermediate Term Government Securities Fund, in an exchange for Class A, Class B, Class C and Class Y shares of U.S. Government Fund.

Effective on the close of business on July 24, 1998, U.S. Government Fund ac-quired all of the assets and assumed certain liabilities of CoreFund Government Income Fund, in an exchange for Class A and Class Y shares of U.S. Government Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                                          Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                    Acquired Fund          Assets Acquired Shares Issued Appreciation After Acquisition
---------------------------------------------------------------------------------------------------------------------
U.S. Government Fund.... Evergreen Intermediate Term      $134,184,956    14,425,715     $677,705     $500,286,037
                         Government Securities Fund
U.S. Government Fund.... CoreFund Government Income Fund    25,935,637     2,618,772      441,185      333,331,520

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Diversified Bond Fund

                                         Year Ended April 30,
                           ---------------------------------------------------
                                     2000                      1999
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold..............     549,532  $   8,100,401     810,400  $ 12,761,419
Automatic conversion of
 Class B shares to Class
 A shares................     866,976     12,366,860   1,403,087    22,326,396
Shares issued in
 reinvestment of
 distributions...........   1,063,502     15,546,816   1,050,314    16,640,863
Shares redeemed..........  (7,073,000)  (103,768,769) (6,059,378)  (95,987,811)
-------------------------------------------------------------------------------
Net decrease.............  (4,592,990)   (67,754,692) (2,795,577)  (44,259,133)
-------------------------------------------------------------------------------
Class B
Shares sold..............     513,362      7,559,619   1,481,322    23,510,009
Shares issued in
 reinvestment of
 distributions...........      81,671      1,197,159     112,383     1,783,925
Automatic conversion of
 Class B shares to Class
 A shares................    (866,975)   (12,366,860) (1,403,103)  (22,326,396)
Shares redeemed..........  (1,034,036)   (15,183,970) (1,768,907)  (28,085,274)
-------------------------------------------------------------------------------
Net decrease.............  (1,305,978)   (18,794,052) (1,578,305)  (25,117,736)
-------------------------------------------------------------------------------
Class C
Shares sold..............      61,770        916,131     138,285     2,182,664
Shares issued in
 reinvestment of
 distributions...........       1,927         28,090         515         8,103
Shares redeemed..........     (53,737)      (791,536)   (107,994)   (1,704,992)
-------------------------------------------------------------------------------
Net increase.............       9,960        152,685      30,806       485,775
-------------------------------------------------------------------------------
Class Y
Shares sold..............      66,439        996,082     224,176     3,501,809
Shares issued in
 reinvestment of
 distributions...........       7,501        109,767         130         2,048
Shares redeemed..........    (236,639)    (3,497,304)          0             0
-------------------------------------------------------------------------------
Net increase (decrease)..    (162,699)    (2,391,455)    224,306     3,503,857
-------------------------------------------------------------------------------
Net decrease.............              $ (88,787,514)             $(65,387,237)
-------------------------------------------------------------------------------

High Yield Fund

                                         Year Ended April 30,
                          ------------------------------------------------------
                                    2000                        1999
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold.............   29,820,036  $ 115,164,997   10,094,180  $  41,192,593
Automatic conversion of
 Class B shares to Class
 A shares...............    3,064,229     11,866,516    6,527,645     26,263,616
Shares issued in
 reinvestment of
 distributions..........    4,103,775     15,918,638    4,394,074     18,091,076
Shares redeemed.........  (45,779,805)  (177,617,130) (26,735,454)  (111,365,821)
---------------------------------------------------------------------------------
Net decrease............   (8,791,765)   (34,666,979)  (5,719,555)   (25,818,536)
---------------------------------------------------------------------------------
Class B
Shares sold.............    2,867,524     11,186,409    5,817,765     24,157,421
Shares issued in
 reinvestment of
 distributions..........      383,572      1,492,352      634,514      2,622,487
Automatic conversion of
 Class B shares to Class
 A shares...............   (3,064,229)   (11,866,516)  (6,527,509)   (26,263,616)
Shares redeemed.........   (4,362,940)   (16,997,576)  (9,466,402)   (40,138,947)
---------------------------------------------------------------------------------
Net decrease............   (4,176,073)   (16,185,331)  (9,541,632)   (39,622,655)
---------------------------------------------------------------------------------
Class C
Shares sold.............      626,615      2,419,537      557,106      2,273,186
Shares issued in
 reinvestment of
 distributions..........       20,837         80,489       14,724         60,244
Shares redeemed.........     (287,763)    (1,128,148)    (334,216)    (1,416,061)
---------------------------------------------------------------------------------
Net increase............      359,689      1,371,878      237,614        917,369
---------------------------------------------------------------------------------
Class Y
Shares sold.............      969,321      3,780,157    2,455,775     10,680,805
Shares issued in
 reinvestment of
 distributions..........       22,359         85,798       75,454        302,298
Shares redeemed.........     (384,996)    (1,514,340)  (1,489,709)    (5,961,177)
---------------------------------------------------------------------------------
Net increase............      606,684      2,351,615    1,041,520      5,021,926
---------------------------------------------------------------------------------
Net decrease............               $ (47,128,817)              $ (59,501,896)
---------------------------------------------------------------------------------

Strategic Income Fund

                                         Year Ended April 30,
                           ---------------------------------------------------
                                     2000                      1999
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............    6,057,821  $ 39,422,267   4,490,832  $ 31,196,519
Automatic conversion of
 Class B shares to Class
 A shares................      114,637       732,259     106,795       731,977
Shares issued in
 reinvestment of
 distributions...........    1,364,065     8,756,623   1,347,956     9,273,511
Shares redeemed..........  (10,215,301)  (65,915,704) (8,900,411)  (61,611,376)
-------------------------------------------------------------------------------
Net decrease.............   (2,678,778)  (17,004,555) (2,954,828)  (20,409,369)
-------------------------------------------------------------------------------
Class B
Shares sold..............    4,350,494    28,377,800   6,845,207    47,103,443
Shares issued in
 reinvestment of
 distributions...........      845,525     5,442,688     630,620     4,349,322
Automatic conversion of
 Class B shares to Class
 A shares................     (114,637)     (732,259)   (106,478)     (731,977)
Shares redeemed..........   (5,846,184)  (37,742,494) (5,266,886)  (36,464,325)
-------------------------------------------------------------------------------
Net increase (decrease)..     (764,802)   (4,654,265)  2,102,463    14,256,463
-------------------------------------------------------------------------------
Class C
Shares sold..............    1,293,973     8,382,673     840,483     5,711,444
Shares issued in
 reinvestment of
 distributions...........      100,060       643,931     104,610       722,285
Shares redeemed..........   (1,396,549)   (9,068,924) (1,266,465)   (8,731,548)
-------------------------------------------------------------------------------
Net decrease.............       (2,516)      (42,320)   (321,372)   (2,297,819)
-------------------------------------------------------------------------------
Class Y
Shares sold..............      105,659       683,315     258,852     1,877,692
Shares issued in
 reinvestment of
 distributions...........        7,348        46,223      10,086        67,771
Shares redeemed..........     (131,334)     (848,169)   (225,476)   (1,499,725)
-------------------------------------------------------------------------------
Net increase (decrease)..      (18,327)     (118,631)     43,462       445,738
-------------------------------------------------------------------------------
Net decrease.............               $(21,819,771)             $ (8,004,987)
--------------------------------------------------------------------------------

U.S. Government Fund

                                         Year Ended April 30,
                           ----------------------------------------------------
                                     2000                       1999
                           --------------------------  ------------------------
                             Shares        Amount        Shares       Amount
--------------------------------------------------------------------------------
Class A
Shares sold..............    5,100,621  $  47,565,903   5,406,579  $ 52,883,440
Automatic conversion of
 Class B shares to Class
 A shares................      747,325      6,758,335           0             0
Shares issued in
 reinvestment of
 distributions...........      380,352      3,503,443     168,051     1,647,529
Shares redeemed..........   (8,168,619)   (75,869,321) (4,877,937)  (47,734,643)
Shares issued in
 acquisition of:
 Evergreen Intermediate
  Term Government
  Securities Fund........    6,906,702     64,243,013           0             0
 CoreFund Government
  Income Fund............            0              0     151,299     1,515,281
--------------------------------------------------------------------------------
Net increase.............    4,966,381     46,201,373     847,992     8,311,607
--------------------------------------------------------------------------------
Class B
Shares sold..............    1,474,891     13,698,769   2,842,599    27,942,652
Shares issued in
 reinvestment of
 distributions...........      334,355      3,092,153     368,042     3,607,463
Automatic conversion of
 Class B shares to Class
 A shares................     (747,325)    (6,758,335)          0             0
Shares redeemed..........   (5,058,499)   (46,774,988) (3,936,185)  (38,555,032)
Shares issued in
 acquisition of Evergreen
 Intermediate Term
 Government
 Securities Fund.........      264,531      2,460,670           0             0
--------------------------------------------------------------------------------
Net decrease.............   (3,732,047)   (34,281,731)   (725,544)   (7,004,917)
--------------------------------------------------------------------------------
Class C
Shares sold..............      143,207      1,337,987     393,743     3,869,388
Shares issued in
 reinvestment of
 distributions...........       16,034        148,313      17,708       173,559
Shares redeemed..........     (252,817)    (2,347,750)   (417,897)   (4,094,589)
Shares issued in
 acquisition of Evergreen
 Intermediate Term
 Government
 Securities Fund.........       29,477        274,194           0             0
--------------------------------------------------------------------------------
Net decrease.............      (64,099)      (587,256)     (6,446)      (51,642)
--------------------------------------------------------------------------------
Class Y
Shares sold..............    4,436,632     41,202,809   9,295,417    91,002,779
Shares issued in
 reinvestment of
 distributions...........    1,291,143     11,920,317     972,869     9,528,012
Shares redeemed..........  (10,806,458)  (100,084,348) (5,686,585)  (55,568,104)
Shares issued in
 acquisition of:
 Evergreen Intermediate
  Term Government
  Securities Fund........    7,225,005     67,207,079           0             0
 CoreFund Government
  Income Fund............            0              0   2,467,473    24,420,356
--------------------------------------------------------------------------------
Net increase.............    2,146,322     20,245,857   7,049,174    69,383,043
--------------------------------------------------------------------------------
Net increase.............               $  31,578,243              $ 70,638,091
--------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2000:

                              Cost of Purchases        Proceeds from Sales
                          ------------------------- -------------------------
                              U.S.       Non-U.S.       U.S.       Non-U.S.
                           Government   Government   Government   Government
                          ---------------------------------------------------
        Diversified Bond
         Fund...........  $107,871,379 $611,358,791 $ 59,699,273 $760,015,785
        High Yield
         Fund...........    13,998,563  368,249,591   13,398,016  428,646,689
        Strategic Income
         Fund...........   163,967,148  344,040,789  184,343,605  349,644,442
        U.S. Government
         Fund...........   234,049,816   12,950,649  346,695,355    3,126,368

At April 30, 2000 Diversified Bond Fund had forward foreign currency exchange contracts outstanding as follows:

          Forward Foreign Currency Exchange Contracts to Sell:

                                             U.S. Value at  In Exchange Unrealized
        Exchange Date   Contracts to Deliver April 30, 2000 for U.S. $     Gain
        --------------------------------------------------------------------------
        6/14/2000       6,500,000 Eurodollar   $5,928,234    6,305,000   $376,766

During the year ended April 30, 2000, the Diversified Bond Fund and Strategic Income Fund entered into reverse repurchase agreements. The average daily bal-ance, weighted average interest rate, interest expense as a percentage of aver-age net assets and maximum amount outstanding were as follows:

                          Average Daily   Weighted                            Maximum
                             Balance       Average    Interest % of Average    Amount
                           Outstanding  Interest Rate Expense   Net Assets  Outstanding*
                           -----------------------------------------------------------
        Diversified Bond
         Fund...........   $1,983,963       3.14%     $63,367     0.02%     $17,022,902
        Strategic Income
         Fund...........      207,755       5.32%      11,485     0.00%       5,047,888

          -------
          * The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

The Diversified Bond Fund, High Yield Fund and Strategic Income Fund loaned se-curities during the year ended April 30, 2000 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At April 30, 2000, the value of securities on loan and the value of collateral (including accrued interest) amounted to the following:

                                                      Value of
                                                     Securities   Value of
                                                       on Loan   Collateral
                                                     -----------------------
        Diversified Bond Fund....................... $ 8,030,252 $ 8,187,470
        High Yield Fund.............................  73,470,499  75,616,185
        Strategic Income Fund.......................  13,860,761  14,199,600

During the year ended April 30, 2000, the Diversified Bond Fund, High Yield Fund and Strategic Income Fund earned $29,967, $133,202 and $30,620, respec-tively, in income from securities lending.

On April 30, 2000, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                         Gross        Gross      Net Unrealized
                                       Unrealized   Unrealized    Appreciation
                           Tax Cost   Appreciation Depreciation  (Depreciation)
                         ----------------------------------------------------
        Diversified
         Bond Fund.....  $382,874,678 $ 3,259,586  $(16,165,577)  $(12,905,991)
        High Yield
         Fund..........   435,571,888  10,110,557   (45,739,508)   (35,628,951)
        Strategic
         Income Fund...   284,776,224   4,209,853   (22,003,407)   (17,793,554)
        U.S. Government
         Fund..........   422,556,738     762,561   (17,108,311)   (16,345,750)

As of April 30, 2000, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                               Expiring April 30,
                         ----------------------------------------------------------------------------------------------
                            2001        2002         2003        2004        2005       2006       2007        2008
                         ----------------------------------------------------------------------------------------------
Diversified Bond Fund... $19,435,525 $ 6,153,282 $ 28,735,992 $20,011,986 $        0 $        0 $ 1,471,104 $12,464,442
High Yield Fund.........           0  44,605,085  105,957,085           0          0          0  20,997,940  16,899,022
Strategic Income Fund...  23,288,767   3,223,064    7,390,184  35,072,322          0          0           0  12,246,758
U.S. Government Fund....   1,978,402   6,521,597    3,703,113   2,973,341  3,819,759  3,370,412   2,155,090   4,853,705

In addition to the capital loss carryovers, capital and currency losses in-curred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the year ended April 30, 2000, the Funds have incurred and elected to defer post-October losses as follows:

                                                     Capital    Currency
                                                      Losses     Losses
                                                    ---------------------
         Diversified Bond Fund..................... $7,414,765 $  180,854
         High Yield Fund...........................  3,268,254          0
         Strategic Income Fund.....................  6,130,335  3,527,468
         U.S. Government Fund......................    707,492          0

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions re-ceived by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average daily net assets were as follows:

                                               Total Expense % of Average
                                                Reductions    Net Assets
                                               --------------------------
         Diversified Bond Fund................    $30,921       0.01%
         High Yield Fund......................     37,507       0.01%
         Strategic Income Fund................     29,982       0.01%
         U.S. Government Fund.................     14,764       0.00%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and The Bank of New York ("BONY") entered into an amended financing agreement on December 22, 1998. Under this agreement, State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement, between State Street and BONY. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which was allocated to all funds. State Street served as administrative agent and was entitled to a fee of $20,000 per annum which was allocated to all of the funds. This agreement was terminated on July 27, 1999.

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment among the Lenders. The credit facility is accessed by the Funds for tempo-rary or emergency purposes to fund the redemption of their shares or for gen-eral working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily un-used portion of the revolving credit commitment. The commitment fee is allo-cated to all funds. For its assistance in arranging this financing agreement, First Union Capital Mar-kets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

The Funds did not borrow under these agreements during the year ended April 30, 2000.

                          Independent Auditors' Report


Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Diversified Bond Fund, Ever-green High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund, portfolios of Evergreen Fixed Income Trust, as of April 30, 2000, and the related statements of operations for the year then ended, state-ments of changes in net assets for the two year period then ended and the fi-nancial highlights for each of the years or periods in the five-year period ended April 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strate-gic Income Fund and Evergreen U.S. Government Fund as of April 30, 2000, the results of their operations, changes in their net assets and financial high-lights for each of the years or periods described above conformity with ac-counting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Boston, Massachusetts
June 9, 2000

                                 Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged

Short Intermediate Municipal Bond Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund
Tax-Free High Income Fund

Income

Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
Short-Duration Income Fund

Balanced

Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income

Utility Fund
Income and Growth Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth

Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Select Special Equity Fund

Global International

Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

61645                                                              541075 6/2000


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